QuickLinks -- Click here to rapidly navigate through this document

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 24.14a-12
PROVELL, INC. (FORMERLY DAMARK INTERNATIONAL, INC.)
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 30, 2001

To Our Shareholders:

    The Board of Directors of Provell, Inc. (formerly Damark International, Inc.) joins me in extending to you a cordial invitation to attend our 2001 Annual Meeting of Shareholders. The meeting will be held at Marriott Southwest, 5801 Opus Parkway, Minnetonka, MN 55343 commencing at 2:00 p.m., Central Daylight Time, on Tuesday, May 29, 2001.

    In addition to voting on the matters described in the accompanying Proxy Statement, we will review Provell's business and discuss our direction for the coming year. There will also be an opportunity to discuss matters of interest to you as a shareholder.

    It is important that your shares be represented at the meeting whether or not you plan to attend in person. Please vote by returning your signed proxy card in the envelope provided or by using the phone or on-line voting options indicated on the proxy card. If you do attend the meeting and desire to vote in person, you may do so even though you have previously sent in a proxy.

    We hope that you will be able to attend the meeting and we look forward to seeing you.

                      Sincerely,

                      George S. Richards
                       Chairman, President and Chief Executive Officer

Enclosures

PROVELL, INC.
301 Carlson Parkway, Suite 201
Minneapolis, Minnesota 55305

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held on May 29, 2001

Provell, Inc.
To Our Shareholders:

    We will hold our 2001 Annual Shareholders Meeting at Marriott Southwest, 5801 Opus Parkway, Minnetonka, MN 55343 commencing at 2:00 p.m., Central Daylight Time, on Tuesday, May 29, 2001. We will consider the following actions:

  1)
  Election of one director for a one-year term ending in the year 2002, one director for a two year term ending in 2003 and two directors for three year terms ending in the year 2004;

  2)
  Approval of the Provell, Inc. 2001 Stock Option Plan;

  3)
  Approval of the issuance of our 10% Senior Convertible Notes due February 4, 2002, our Series E Preferred Stock issuable upon conversion of the Senior Convertible Notes and the shares of our Class A Common Stock issuable upon the conversion of the Senior Convertible Notes or the Series E Preferred Stock;

  4)
  Approval of the issuance of the shares of our Class A Common Stock issuable upon the conversion of Series D Preferred Stock at the conversion price as adjusted for the issuance of the 10% Senior Convertible Notes or any subsequent adjustment to the conversion price in accordance with the provisions of the Series D Preferred Stock;

  5)
  Approval of amendments to our restated articles of incorporation to increase (a) the authorized number of shares of Preferred Stock to 10,000,000 shares and (b) the authorized number of shares of our Class A Common Stock to 75,000,000 shares and to change the number of directors on our board of directors to not less than three and no more than nine directors;

  6)
  Ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and

  7)
  Transaction of any other business, if any, as may properly come before the meeting or any adjournments thereof.

    Our Board of Directors has fixed the close of business on March 30, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

    YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE AS SOON AS POSSIBLE BY TELEPHONE, INTERNET OR MAIL.

By Order of the Board of Directors
Stephen P. Letak Secretary
Minneapolis, Minnesota April 30, 2001

PROXY STATEMENT
OF
PROVELL, INC.

301 Carlson Parkway, Suite 201
Minneapolis, Minnesota 55305

Annual Meeting of Shareholders
May 29, 2001

PROXIES AND VOTING

    We are providing these proxy materials in connection with the solicitation by the Board of Directors of Provell, Inc. of proxies for use at our Annual Meeting of Shareholders to be held on May 29, 2001, for the purposes set forth in the notice of the meeting. If you are a shareholder whose shares are registered in your name, you may vote your shares in person at the Annual Meeting or by using one of the three following methods: (1) vote by telephone, by dialing 1-800-240-6326 and following the instructions for telephone voting shown on the enclosed proxy card; (2) vote by Internet, by going to the web address http://www.eproxyvote.com/prvl/ and following the instructions for Internet voting shown on the enclosed proxy card or (3) vote by mail, by completing and returning the enclosed proxy card in the envelope provided. If you vote by telephone or Internet, please do not mail your proxy card. If you are a street-name shareholder (meaning that your shares are registered in the name of your bank or broker), you will receive instructions from your bank, broker or other nominee describing how to vote your shares. You may revoke your proxy at any time before it is voted by (1) giving written notice before the Annual Meeting to the Secretary of the Company, (2) submitting a new proxy with a more recent date than that of the first proxy given or (3) giving notice of revocation at the meeting and voting your shares in person. Unless you decide to vote your shares in person, you should revoke your prior proxy in the same way you initially submitted it—that is, by telephone, Internet or mail. The last proxy properly submitted by you before the voting is closed will be voted as instructed at the Annual Meeting and at any adjournments of the meeting. Presence at the Annual Meeting of a shareholder who has signed a proxy does not alone revoke that proxy. This Proxy Statement and the accompanying proxy were first mailed to shareholders on or about May 2, 2001.

    Only record holders of our Common Stock at the close of business on March 30, 2001 will be entitled to vote at the Annual Meeting. On the record date, 5,896,104 shares of our Common Stock were outstanding. Common shareholders on the record date will vote together as a single class on each item and have one vote per share on (1) the election of four directors, (2) the approval of our 2001 Stock Option Plan, (3) the approval of the issuance of our 10% Senior Convertible Notes due February 4, 2002, our Series E Preferred Stock issuable upon conversion of the Senior Convertible Notes and the shares of our Common Stock issuable upon the conversion of these securities, (4) the approval of the issuance of the shares of our Common Stock issuable upon the conversion of Series D Preferred Stock at the conversion price as adjusted for the issuance of the 10% Senior Convertible Notes or any subsequent adjustment to the conversion price in accordance with the provisions of the Series D Preferred Stock, (5) the approval of amendments to our restated articles of incorporation to increase the authorized number of shares of Preferred Stock to 10,000,000 shares and the authorized number of shares of our Class A Common Stock to 75,000,000 shares and to change the number of directors on the board of directors to not less than three and not more than nine directors; (6) the ratification of the appointment of the independent auditors for the fiscal year ending December 31, 2001, and (7) any other business that may properly be brought at the Annual Meeting.

    The affirmative vote, in person or by proxy, of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting, voting together as a single class, will be necessary for the adoption of each proposal listed in the notice of the meeting. Approval of proposal 5 relating to an increase in the number of authorized shares of Preferred Stock also requires approval of a majority of the outstanding shares of our Series D Preferred Stock on March 30, 2001. The holders of the Series D Preferred Stock, the only class of our preferred stock then outstanding, have already approved the amendment to our restated articles of incorporation. Broker non-votes are treated as not being present in person or by proxy at the Annual Meeting. Abstentions are treated as being present for the purposes of a quorum and, because the affirmative vote of a majority of the shares of Common Stock present is necessary for adoption of each proposal, the effect of an abstention is a vote against the proposal.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of our Common Stock as of March 30, 2001 by each shareholder who we knew owned more than 5% of the outstanding shares of Common Stock, each director of the Company, each nominee for director, each executive officer named in the Compensation Table set forth later in this Proxy Statement and all executive officers and directors as a group. As of March 30, 2001, 5,896,104 shares of our Common Stock were outstanding.

Name and Address of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership		Percent of Ownership
Mark A. Cohn(2)	1,331,157	(3)	21.7%
SAFECO Asset Management Company(4)	1,076,300		18.3%
Dimensional Fund Advisors(5)	384,200		6.5%
Woodland Partners L.L.C.(6)	595,300		10.1%
George S. Richards(2)	306,667	(7)	4.9%
Stephen P. Letak(2)	125,911	(8)	2.1%
Kim M. Mageau(2)	—	(9)	—%
Rodney C. Merry(2)	70,000	(10)	1.2%
Stephen J. Hemsley(2)	60,000	(11)	1.0%
Ralph Strangis(2)	100,578	(12)	1.7%
Michael T. McGowan(2)	42,999	(13)	0.7%
Michael T. Del Viscio(2)	26,666	(14)	0.5%
Derek Reisfield(2)	—		—%
Marvin S. Traub(2)	45,500	(15)	0.8%
All executive officers and directors as a group (9 Persons)	2,063,978	(16)	30.6%
(1)
Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options exercisable within 60 days of the record date are deemed outstanding for computing the percentage of ownership for the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2)
The address of Mr. Cohn is 4737 County Road 101, Suite 305, Minnetonka, Minnesota 55435-2634. The address of Messrs. Richards, Letak, Merry, McGowan and Del Viscio and Ms. Mageau is 301 Carlson Parkway, Suite 201, Minnetonka, Minnesota 55305. The address of Mr. Hemsley is 9900 Bren Road East, Minnetonka, Minnesota 55343. The address of Mr. Strangis is 5500 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The address of Mr. Reisfield is 599 Broadway, 11th Floor, New York, New York 10012. The address of Mr. Traub is 535 Madison Avenue, 3rd Floor, New York, New York 10022.
(3)
Includes 33,970 shares held in trust for the benefit of Mr. Cohn's children for which Mr. Cohn disclaims any beneficial ownership interest. Includes 66,667 shares of Common Stock, which can be purchased at $9.00 per share and 150,000 shares of Common Stock which can be purchased at $10.00 per share pursuant to vested options. Does not include 240,000 shares of Common Stock which can be purchased at $10.00 per share pursuant to options vesting equally in January 2002 and 2003.
(4)
The address of SAFECO Asset Management Company is 601 Union Street, Suite 2500, Seattle, Washington 98101. The information set forth herein is based on information filed with the Securities and Exchange Commission.
(5)
The address of Dimensional Fund Advisors is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. The information set forth herein is based on information filed with the Securities and Exchange Commission.

(6)
The address of Woodland Partners L.L.C. is South Sixth Street, Suite 3750, South Sixth Street, Suite 3750 Minneapolis, MN 55402. The information set forth herein is based information filed with the Securities and Exchange Commission.
(7)
Includes 40,000 shares of Common Stock which can be purchased at $6.50, 10,000 shares of Common Stock which can be purchased at $6.625, 60,000 shares of Common Stock which can be purchased at $7.50 per share, 33,334 shares which can be purchased at $8.25 per share, and 30,000 shares of Common Stock which can be purchased at $13.625 per share, each pursuant to vested options; and 133,333 shares of Common Stock which can be purchased at $18.25 pursuant to an option that vests in May 2001. Does not include 20,000 shares of Common Stock which can be purchased at $6.50 per share pursuant to options vesting in September 2001, 20,000 shares which can be purchased at $6.625 per share vesting 10,000 shares on August 16, 2001 and 10,000 shares on August 16, 2002, 16,666 shares of Common Stock which can be purchased at $8.25 per share pursuant to options vesting in June 2001, and 266,667 shares of Common Stock which can be purchased at $18.25 per share pursuant to options vesting equally in May 2002 and 2003, or 182,500 shares of Common Stock which can be purchased at $2.906 per share pursuant to options vesting equally in March 2002, 2003 and 2004.
(8)
Includes 75,000 shares of Common Stock, which can be purchased at $5.813 per share pursuant to vested options.
(9)
Does not include 50,000 shares of Common Stock which can be purchased at $17.25 per share pursuant to options vesting equally in July 2001, 2002 and 2003.
(10)
Includes 10,000 shares of Common Stock which can be purchased at $6.50 per share, 35,000 shares of Common Stock which can be purchased at $9.00 per share and 25,000 shares of Common Stock which can be purchased at $12.75 per share, each pursuant to vested options. Does not include 5,000 shares of Common Stock which can be purchased at $6.50 per share pursuant to options vesting in September 2001, or 10,000 shares of Common Stock which can be purchased at $2.906 per share pursuant to options vesting equally in March 2002, 2003 and 2004.
(11)
Includes 20,000 shares of Common Stock which can be purchased at $5.781 per share and 40,000 shares of Common Stock, which can be purchased at $14.25 per share pursuant to vested options.
(12)
Includes 60,000 shares of Common Stock which can be purchased at $5.00 per share and 30,000 shares of Common Stock which can be purchased at $6.625 per share pursuant to vested options, and 5,578 common stock equivalents under the Deferred Compensation Plan for Non-Employee Directors, as to which Mr. Strangis has no voting rights until distribution of the Common Stock upon termination of his serving as a director or a change in control of the Company.
(13)
Includes 3,000 shares of Common Stock which can be purchased at $9.50 per share, 13,333 shares of Common Stock which can be purchased at $8.25 per share, and 26,666 shares of Common Stock which can be purchased at $7.563 per share pursuant to vested options. Does not include 6,667 shares of Common Stock which can be purchased at $8.25 per share pursuant to options vesting in June 2001, and 13,334 shares of Common Stock which can be purchased at $7.563 per share pursuant to options vesting in February 2002, or 35,000 shares of Common Stock which can be purchased at $2.906 per share pursuant to options vesting equally in March 2002, 2003 and 2004.

(14)
Includes 26,666 shares of Common Stock which can be purchased at $8.625 per share pursuant to vested options. Does not include 13,334 shares of Common Stock which can be purchased at $8.625 per share pursuant to options vesting in February 2002, or 10,000 shares of Common Stock which can be purchased at $2.906 per share pursuant to options vesting equally in March 2002, 2003 and 2004.
(15)
Does not include 25,000 shares of Common Stock which can be purchased at $2.906 per share pursuant to options vesting equally in March 2002, 2003 and 2004.
(16)
Includes an aggregate of 844,000 shares of Common Stock that are subject to options from the Company exercisable within 60 days of the record date by all executive officers and directors and includes an aggregate of 5,578 common stock equivalents under the Deferred Compensation Plan for Non-Employee Directors.

Proposal No. 1

ELECTION OF DIRECTORS

Nominees for Election

    Our Restated Articles of Incorporation provide that our board of directors will be comprised of no less than six and no more than nine directors divided as equally as possible into three classes of directors. Under Proposal 5, we propose to amend this provision so our board of directors will be comprised of not less than three directors and no more than nine directors divided as equally as possible into three classes of directors. We propose the following nominees for the following terms expiring at the Company's Annual Meeting of Shareholders in the year stated opposite the name of the nominee or until his or her successors are duly elected:

Stephen J. Hemsley	2002
Derek Reisfield	2003
Ralph Strangis	2004
Marvin S. Traub	2004

    Except where authority has been withheld by a shareholder, the enclosed proxy will be voted for the election of the nominees to the Board of Directors. The Board of Directors unanimously recommends a vote FOR the proposal to elect the nominees as directors of the Company. In the event the above named nominees shall unexpectedly become unavailable before election, votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the Board of Directors. There are no family relationships between or among any executive officer or director of the Company or nominee for election as a director.

Information Concerning Nominees and Directors

    Mark A. Cohn (44) has been a director since its inception in 1986. He is a founder of the Company and was the Chief Executive Officer from 1986 to February 2001. Mr. Cohn was elected as a director of the Company at its Annual Meeting of Shareholders in 1998 for a term expiring at the Annual Meeting of Shareholders in 2001. Mr. Cohn is not standing for reelection at the Annual Meeting.

    Stephen J. Hemsley (48) has been a director since June 1997. Mr. Hemsley has been Senior Executive Vice President and Chief Operating Officer of United Healthcare Corporation since June 1997. Prior to Mr. Hemsley's appointment at United Healthcare, he served 23 years with Arthur Andersen LLP, his last position being Managing Partner, Strategy and Planning, and Chief Financial Officer for Arthur Andersen Worldwide. Mr. Hemsley was elected as a director of the Company at its Annual Meeting of Shareholders in 1998 for a term expiring at the Annual Meeting of Shareholders in 2001.

    Derek R. Reisfield (38) has been a Managing Principal of I-Hatch Ventures LLC, a partnership providing capital and advisory services to early stage Internet and technology companies, since 1999. During 1999, Mr. Reisfield served as Vice Chairman and Executive Vice President of Luminant Worldwide Corporation, a technology professional services firm advising Fortune 1,000 companies. From 1996 to 1999, Mr. Reisfield was employed by the CBS Corporation in various executive capacities, including President of CBS New Media Group and Vice President of Business Development. He also served as Chairman of the Board of Marketwatch.com, LLC. For ten years prior to 1996, Mr. Reisfield was a senior consultant with McKinsey & Company and later a Partner with Mitchell Madison Group advising major media and telecommunications companies on their strategies.

    George S. Richards (37) has been Chairman, President and Chief Executive Officer since February 2001, and President and Chief Operating Officer of the Company since September 1998. Mr. Richards was elected as a director of the Company at its Annual Meeting of Shareholders in 2000 for a term expiring at the Annual Meeting of Shareholders in 2003. Mr. Richards has served in various executive capacities of the Company since 1995.

    Ralph Strangis (64) has been a director of the Company since February 1991; he was elected lead director in May 1995. Mr. Strangis has been a member of the law firm of Kaplan, Strangis and Kaplan, P.A., counsel to the Company, for more than five years. Mr. Strangis is also a director of TCF Financial Corporation. Mr. Strangis was elected as a director of the Company at its Annual Meeting of Shareholders in 1998 for a term expiring at the Annual Meeting of Shareholders in 2001.

    Marvin S. Traub (76) has been President of Marvin Traub Associates, Inc., a consulting firm specializing in manufacturing, marketing and retailing industries, since he founded the company in February 1992. Mr. Traub also serves as Senior Advisor to Financo, an investment banking firm he joined in 1994. Mr. Traub was President of Bloomingdales from 1969 to 1978, and was Chairman and Chief Executive Officer from 1978 to 1991 when he retired. He held various other executive positions with Bloomingdales since 1950. Mr. Traub served as a director of Federated Department Stores, Inc. from 1978 to 1988 and as Director and Vice Chairman of Campeau Corporation from 1988 to 1991. Mr. Traub also serves as Chairman of The Home Co., a national retail furniture chain.

Meetings and Committees of the Board of Directors

    During 2000, the Board of Directors held seven meetings and took seven actions by unanimous written consent. Each director attended at least 75% of the meetings of the Board of Directors and any committee on which such director served.

    The Board of Directors has an Audit Committee and a Compensation Committee but does not have a Nominating Committee. The Audit Committee, which currently consists of Messrs. Hemsley and Strangis, met two times during 2000. There is one vacancy on the Audit Committee. A description of the responsibilities of the Audit Committee appears later in this Proxy Statement under the caption "Audit Committee Report." The Compensation Committee, among other matters, reviews the compensation arrangements for the officers of the Company and administers the Company's 1991 Stock Option Plan. Messrs. Hemsley and Strangis currently serve on the Compensation Committee. The Compensation Committee took three actions by unanimous written consent

Compensation Committee Interlocks and Insider Participation

    None of the two directors who currently serve on the Compensation Committee (Messrs. Hemsley and Strangis) is or has been an executive officer of the Company.

Board of Director Compensation

    Directors who are not employees or officers (Messrs. Hemsley and Strangis) receive an annual director fee of $10,000, plus a committee meeting fee of $1,000 per committee meeting which is held on a date other than a date of a Board of Directors meeting. Directors who are not employees or officers may participate, at their election, in the Company's Deferred Compensation Plan for Non-Employee Directors, pursuant to which director fees deferred by the director are converted into common stock equivalents distributable to the director as Common Stock upon termination of service or death of the director or in the event of a change in control. As indicated in the above Beneficial Ownership Table, the non-employee directors have certain stock options which were granted to them in connection with their election as directors and, in the case of Mr. Strangis, when he was elected the Lead Director. Non-employee director options were granted at fair market value on the date of grant and become exercisable in three equal installments on the anniversary date of the grant. As the Lead Director, Mr. Strangis has been elected by the non-employee directors to address on behalf of the Board of Directors various governance matters. On January 30, 1998, the Board of Directors adopted a Director Stock Purchase Plan pursuant to which the non-employee directors may purchase up to 50,000 shares of our Common Stock at a price per share equal to the average last reported sale price for our Common Stock for the twenty trading days preceding the date of purchase. No shares have been purchased under this plan except for 5,000 shares by Mr. Strangis.

Certain Relationships and Related Transactions

    As of March 30, 2001, Mark A. Cohn, who served as Chairman and Chief Executive Officer until February 2001, owed the Company the principal amount of $870,828 under a loan made to him in January 1999. The loan bears interest at the same rate as the interest payable under our revolving credit facility and is due on January 4, 2003. Mr. Cohn has pledged certain future payments we owe him as security for repayment of this loan. On February 27, 2001, Mr. Cohn resigned as Chairman and Chief Executive Officer and will receive the severance described below under the heading called "Special Bonus, Severance and Change in Control Agreements."

    Ralph Strangis, a non-employee director, is also a member of the law firm of Kaplan, Strangis and Kaplan, P.A. The law firm provided legal services to us during 2000 for which it received a total of $587,500. We have also retained the firm to render legal services in 2001.

    Marvin Traub, a nominee for a director, is President of Marvin Traub Associates, Inc. that provided consulting services to us during 2000 and received fees of $75,000. We have retained Marvin Traub Associates, Inc. to provide consulting services during 2001.

Section 16(b) Reporting

    Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than ten percent of our outstanding Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and persons owning more than ten percent of the outstanding Common Stock are required by SEC regulation to furnish us with copies of all Section 16(a) reports that they file. Based solely on a review of the copies of such reports furnished to us during 2000 and until the date of this Proxy Statement, the directors, executive officers and persons owning more than ten percent of our outstanding Common Stock have complied with all applicable Section 16(a) filing requirements, except that Messrs. McGowan and Del Viscio were late in filing their Form 3 Initial Reports upon their election as executive officers.

AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors of the Company is composed of two directors. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent," as required by the listing requirements of the Nasdaq Stock Market Rule 4350(d)(2). The Audit Committee operates under a written charter that was adopted by the Board of Directors on April 20, 2000. A copy of the written charter is attached as Exhibit A to this Proxy Statement.

    Management is responsible for the Company's internal control and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

    In performing its oversight role, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee has also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the accountants' independence and has discussed with the independent accountants that firm's independence.

    In reliance on the reviews and discussions referred to in this Report, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Stephen J. Hemsley	Ralph Strangis
Audit Committee	Audit Committee

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

    The following table provides certain summary information concerning the compensation that we paid to our Chief Executive Officer, each of our four other highest compensated executive officers (as determined as of the end of the year ended December 31, 2000) for each of the fiscal years ended December 31, 2000, 1999 and 1998.

						Long Term Compensation
		Annual Compensation ($)
Name and Principal Position						Common Shares Underlying Options(3)		Other ($)(4)
	Year	Salary	Bonus(1)		Other(2)
Mark A. Cohn Chairman of the Board and Chief Executive Officer	2000 1999 1998	$475,000 475,000 475,000	$	— 712,500 —		— 400,000	(5)	— — —
George S. Richards President and Chief Operating Officer	2000 1999 1998	473,282 325,000 274,519		406,627 487,500 —		400,000 30,000 110,000	(6) (6) (6)	$1,700 1,440 1,440
Rodney C. Merry Senior Vice President and Chief Information Officer	2000 1999 1998	200,000 200,000 183,096		154,641 270,000 —		15,000	(7)	1,700 1,440 1,440
Michael T. McGowan Vice President, Marketing	2000 1999 1998	174,840 164,043 112,119		120,172 197,999 13,000		40,000 20,000	(9) (9)	1,700 1,440 1,121
Michael T. Del Viscio Vice President, Merchandising	2000 1999 1998	185,000 139,813 —		127,149 214,855 —		40,000	(8)	1,700 — —

(1)
Reflects bonus earned during the fiscal year indicated although all or a portion of the bonus may have been paid during the next fiscal year. No bonuses were earned by the Company's executive officers in 1998. Mr. Del Viscio's 1999 bonus includes a $26,000 signing bonus.
(2)
Other annual compensation consists of living allowances, automobile allowances, and related reimbursements. Pursuant to the rules of the Securities and Exchange Commission (the "SEC"), personal benefits are not shown if the aggregate amount is not larger than the lesser of 10% of total annual salary and bonus or $50,000.
(3)
The Company has not made any grants of restricted stock or stock appreciation rights to any of the executive officers named in the Summary Compensation Table.
(4)
Amounts represent the Company's matching contribution for each respective executive's individual contribution to the Company's 401(k) Plan.
(5)
On January 30, 1998, contemporaneously with an assignment by Mr. Cohn to the Company of his right to purchase 456,658 shares of Common Stock at $9.15 per share, Mr. Cohn was granted a statutory option to purchase 400,000 shares of Common Stock at $10.00 per share, vesting in equal installments in January 1999, 2000, 2001, 2002 and 2003.
(6)
In May 2000, Mr. Richards received an option to purchase 400,000 shares of Common Stock at $18.25 per share vesting in equal installments in May 2001, 2002, and 2003. In August 1999, Mr. Richards received an option to purchase 30,000 shares of Common Stock at $6.625 per share vesting in equal installments in August 2000, 2001, and 2002. In June 1998, Mr. Richards received an option to purchase 50,000 shares of Common Stock at $8.25 per share vesting in equal installments in June 1999, 2000, and 2001. In connection with his promotion to President and Chief Operating

  Officer in September 1998, Mr. Richards was granted an option to purchase 60,000 shares of Common Stock at $6.50 per share vesting in equal installments in September 1999, 2000 and 2001.

(7)
In connection with his promotion to Chief Information Officer in September 1998, Mr. Merry was granted an option to purchase 15,000 shares of Common Stock at $6.50 per share vesting in equal installments in September 1999, 2000, and 2001.
(8)
In February 1999 when he joined the Company, Mr. Del Viscio received options to purchase 40,000 shares of Common Stock at $8.63 per share vesting in equal installments over 2000, 2001, and 2002.
(9)
In 1998 Mr. McGowan received an option to purchase 20,000 shares of Common Stock at $8.25 per share vesting in equal installments in 1999, 2000 and 2001. In 1999 Mr. McGowan received options to purchase 40,000 shares of Common Stock at $7.56 per share vesting in equal installments over 2000, 2001 and 2002.

    The Company has not made any restricted stock grants to any of the executive officers named in the Summary Compensation Table.

Option Grants During Fiscal Year Ended December 31, 2000

    The following table summarizes information relating to options granted during the fiscal year ended December 31, 2000 to the executive officers named in the Summary Compensation Table above.

OPTION GRANTS DURING 2000

		Percent of Total Options Granted to Employees in Fiscal Year
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Common Shares Underlying Options Granted
			Exercise or Base Price per Share
				Expiration Date
Name					5%	10%
Mark A. Cohn	—	—	—	—	—	—
George S. Richards	400,000	88.9%	$18.25	May 2010	$11,890,931	$18,934,320
Rodney C. Merry	—	—	—	—	—	—
Michael T. McGowan	—	—	—	—	—	—
Michael T. Del Viscio	—	—	—	—	—	—

    The above option vests in equal installments on the first three anniversaries of the date of grant, subject to continued employment with the Company. The 5% and 10% assumed rates of growth are for illustration purposes only. They are not intended to predict future stock price, which will depend on market conditions and other factors such as the Company's performance.

Option Exercises and Year-End Value Table

    The following table summarizes information relating to options exercised in 2000 and unexercised stock options as of December 31, 2000 of the executive officers named in the Summary Compensation Table above. There were no stock appreciation rights (SARs) outstanding at December 31, 2000.

AGGREGATED OPTION/SAR EXERCISES DURING 2000
AND OPTION VALUES ON DECEMBER 31, 2000

			Number of Securities Underlying Unexercised Options at December 31, 2000
					Value of Unexercised In the Money Options at December 31, 2000($)(1)
	Shares Acquired on Exercise (#)
		Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Mark A. Cohn	43,333	$379,997	216,667	240,000	—	—
George S. Richards	—	—	173,333	456,667	—	—
Rodney C. Merry	—	—	70,000	5,000	—	—
Michael T. McGowan	—	—	29,666	33,334	—	—
Michael T. Del Viscio	—	—	13,333	26,667	—	—
(1)
The dollar amount represents the positive spread between the exercise price of options and the year-end price per share. The price per share of the Company's Common Stock on the Nasdaq National Market tier of The Nasdaq Stock Market on December 31, 2000, the last trading day of the year, was $5.9375 per share. None of the options for the executives listed above were in the money at December 31, 2000.

Special Bonus, Severance and Change in Control Arrangements

    To retain the services of certain key executives, we have entered into special bonus agreements with Kim Mageau, Senior Vice President and Chief Financial Officer, and Michael McGowan, Vice President—Marketing. Ms. Mageau will receive a special bonus of $125,000 if she remains employed through May 27, 2001 and an additional $125,000 if she remains employed through August 27, 2001. Mr. McGowan will receive a special bonus of $87,500 if he remains employed through February 27, 2002 and an additional $87,500 if he remains employed through August 27, 2002. The special bonuses are also paid if we terminate employment without cause, there is a change of control as defined under the agreements or all or substantially all of our assets are sold.

    We have entered into a separation agreement with Mark A. Cohn in connection with his resignation as Chairman and Chief Executive Officer in February 2001. Under this agreement, we terminated various agreements with Mr. Cohn, including his employment agreement and the agreement obligating us to purchase Mr. Cohn's shares upon his death. For three years after his resignation, we will pay Mr. Cohn his base annual salary of $475,000, except that the last salary payments will be used to repay Mr. Cohn's current indebtedness to the Company under the 1999 loan to him. During the three years, we will also provide Mr. Cohn with health and other employee benefits. Mr. Cohn's stock options will also continue to vest and be exercisable during this three-year period. In the event of a change of control, the balance of the salary payments (less the amount necessary to repay the loan) will be accelerated and any unvested option will become vested.

    We have entered into severance, confidentiality and noncompete agreements with Messrs. Letak and Merry, executive officers of the Company. Prior to a change in control, if we terminate the executive's employment without cause or the executive resigns, the executive is entitled to receive his base salary for 24 months, a pro rata bonus for the current year if the termination is on or after July 1, continued participation in benefit plans for 24 months and outplacement services. If the executive voluntarily resigns, we have the option to (1) waive the noncompete covenants of the agreement and pay no severance benefits or (2) reduce the term of the noncompete covenant to one year and pay 50% of the severance benefits. We can terminate the executive's employment for cause prior to a change in control by the Company without triggering any severance benefits under these agreements.

    In addition, the Company has entered into change in control, confidentiality and noncompete agreements with Ms. Mageau and Messrs. Letak and Merry, executive officers of the Company. If, within 24 months following a change in control, we terminate the executive's employment without cause or the executive terminates for good reason or, within the 60-day period after the first anniversary of the change in control, the executive terminates employment for any reason, the executive will receive the following severance:

  •
  a lump sum equal to two times the sum of annual salary plus a bonus equal to the greater of the average of the bonuses for the last three years and the target bonus for the current year assuming 100% payout,
  •
  the target bonus for the current year assuming 100% payout pro-rated for the portion of the year prior to termination,
  •
  continued participation in benefit plans for two years,
  •
  outplacement services,
  •
  a lump sum payment for the value of forfeited stock incentives, and
  •
  a lump sum payment for the unvested portion of all other deferred benefits and a full gross-up payment for excise taxes.

If we terminate the executive's employment for cause or the executive terminates without good reason or outside the 60-day window described above, no special severance is provided under the agreements. In the event of a change of control, the executives have agreed not to compete with the Company for a period of one year regardless of the reason for termination. In addition, the executives have made certain nonsolicitation and nondisparagement agreements for a three-year period following termination prior to a change in control and for a one-year period following termination after a change in control. The issuance of our securities in the transactions proposed for approval under Proposals 3 and 4 at this meeting did not result in a change in control under these agreements.

    None of the obligations of the Company under any of the bonus, severance or change in control agreements are funded obligations.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee is currently composed of the following two directors who are not executive officers: Stephen J. Hemsley and Ralph Strangis. Mr. Strangis is a member of the law firm of Kaplan, Strangis and Kaplan, P. A. that provided legal services to the Company in 2000 and has been retained to provide legal services in 2001. The Compensation Committee is authorized to review compensation arrangements for our executive officers and to administer our 1991 Stock Option Plan including granting stock options. In determining compensation for executive officers, the Compensation Committee considers base salary, bonus and stock incentives in constructing a total compensation package that will provide base salary at a level consistent with comparable companies and reflect normal average percentage increases, bonuses for achieving performance results that are expected to enhance the value of the Company's Common Stock and stock incentives which encourage retention of executive officers and provide them with long-term rewards which are consistent with the interests of the Company's shareholders.

Base Salary

    The following general factors were taken into consideration in determining annual base salaries for the executive officers: (i) recommendations from the Chief Executive Officer, (ii) the level of compensation required to attract new executive officers, and (iii) performance and value added to the company by the executive. The Committee does not ascribe any specific weighting of these factors. In light of the significant changes that have occurred in our business, it is expected that the Compensation Committee will reconsider management compensation policies.

    The Compensation Committee intended that base salaries of the executive officers be set on a basis that is competitive with other growth companies comparable to the business of the Company in terms of expected annual revenues. When we established base salaries, the Committee believed that base salary levels for our executive officers were competitive with the level of average base salaries for comparable companies. For 2000, the base salary of Mr. Richards was increased to $475,000 to be the same level as Mr. Cohn and in 1999 was increased by approximately $50,000 to reflect the additional duties he had assumed as the chief operating officer in September of 1998. In 1999, the base salary of Mr. Merry was increased approximately $25,000 to recognize his appointment to Senior Vice President and Chief Information Officer. The Compensation Committee believes that, when established, the levels of compensation for these executive officers met the overall objectives established by the Committee and were within the compensation range based on the responsibilities of the executive officers.

Incentive Compensation

    In January 1999, the Compensation Committee adopted an incentive plan to provide a bonus pool for eligible employees, including executive officers, based on achievement of established performance levels targeting pre-tax income for the year ended December 31, 1999. Based on achievement of the 1999 performance target, the executive officers received incentive compensation detailed in the Summary Compensation Table. In April 2000, the Committee adopted an incentive plan to provide a bonus pool for eligible employees, including Messrs. Richards, Merry, McGowan and Del Viscio and Ms. Mageau, of the Company's membership business based on achievement of established performance levels targeting membership services pre-tax income for the year ended December 31, 2000. To the extent actual performance in 2000 exceeded the established performance target, the incentive compensation would be increased based on a formula related to the amount by which actual performance exceeded the established performance target, but in no event would the incentive compensation exceed the following percentage of annual base salary: 150% for the President, 135% for each Senior Vice President and 120% for each Vice President. The Committee retains the discretion to modify the income target to take into account special factors that may affect 2000 performance and extraordinary circumstances, as the Compensation Committee deems appropriate. Because ClickShip Direct, the Company's order fulfillment and customer care subsidiary, was in a start-up mode, the Compensation Committee established other strategic performance goals for executives of ClickShip Direct (Mr. Cohn). However, the Compensation Committee retained discretion to determine if any awards should be made. The Committee determined that no bonuses would be paid to the executives of ClickShip Direct because the Board of Directors determined that the ClickShip Direct business would be terminated and wound down.

Stock Incentives

    The Compensation Committee believes that stock options are an integral part of the compensation package of the Company's executive officers. By granting options at current market prices and providing for vesting of the options over a period of years, the Committee believes that stock options can be used to attract new executive officers, to retain their services and to align directly the interests of the executive officers and shareholders in the long-term performance of the Company and the appreciation of its Common Stock. The Committee has granted options to attract new executive officers as it did for Mr. Richards in 1995, Mr. Merry in 1996 and Ms. Mageau in 2000. The Committee also grants additional stock options to executive officers when they are promoted or assume significantly increased responsibilities, or to recognize significant contributions to the Company. During 1999, the Committee granted Mr. Richards an option on 30,000 shares at $6.625, the then market price, that vests in three equal annual installments in June 2000, 2001 and 2002. During 2000 as a retention device and to recognize the contribution of Mr. Richards to the success of our membership business, the Committee granted Mr. Richards an option on 400,000 shares at $18.25, the then market price, that vests in three equal annual installments. In 2000, the Company also granted Ms. Mageau an option on 50,000 shares at $17.25, the then market price, that vests in three equal annual installments.

Chief Executive Officer Compensation

    Mark A. Cohn is a founder of the Company and was the Chief Executive Officer of the Company from 1986 to February 2001. During 2000, Mr. Cohn also served as the Chief Executive Officer of ClickShip Direct. Mr. Cohn did not receive any bonus for 2000. Coincident with the wind down of the ClickShip Direct business, Mr. Cohn resigned as Chairman and Chief Executive Officer in February 2001 and his employment agreement was terminated. In connection with these changes, we entered into a separation agreement with Mr. Cohn. The terms of the separation agreement are described under the heading "Special Bonus, Severance and Change in Control Arrangements" above. In February 2001, the Board of Directors elected George Richards as Chairman and Chief Executive Officer in addition to his position as President.

Other Information

    In 1993, Section 162(m) of the Internal Revenue Code was adopted which, beginning in 1994, imposes an annual deduction limitation of $1.0 million on the compensation of certain executive officers of publicly held companies. The Compensation Committee does not believe that the Section 162(m) limitation will materially affect the Company in the near future based on the level of the compensation of the executive officers and, if the limitation would otherwise apply, the Compensation Committee could consider alternatives, including deferral of a portion of the incentive compensation, if the amount in excess of the $1.0 million annual deduction limitation is material.

Stephen J. Hemsley	Ralph Strangis
Compensation Committee	Compensation Committee

COMPARATIVE STOCK PERFORMANCE

    The graph below compares the cumulative total shareholder return on the Common Stock of the Company for the period beginning December 31, 1995 on a five year annual basis until December 31, 2000 with the cumulative total return of the Nasdaq Stock Market Total U.S. Return Index (the "Nasdaq (U.S.) Index") and the cumulative total return of the Company's new peer group index (the "New Peer Group") constructed by the Company as described more fully below and the previous peer group index (the "Old Peer Group"), over the same period, assuming an initial investment of $100 on December 31, 1995 and the reinvestment of all dividends.

    The following table reflects the value of a $100 investment made on December 31, 1995 as shown in the above graph as of December 31:

	1996	1997	1998	1999	2000
Provell (formerly Damark)	$126.67	$130.00	$108.30	$210.00	$79.17
Russell 2000 Index	116.49	142.54	138.91	168.44	163.35
New Peer Group Index	104.98	150.62	94.77	129.97	54.43
Old Peer Group Index	109.16	149.57	100.35	129.60	68.97

    Due to the discontinuation of our non-member retail operations, the New Peer Group includes companies focusing on membership services activities including Cendant Corp., Memberworks, Inc., Metris Companies, Inc. and Fingerhut Companies, Inc. The Old Peer Group includes the membership companies included in the Company's New Peer Group as well as companies focused on direct to consumer merchandise sales with similar customers as our discontinued catalog retail business, including Acxiom Corp., Creative Computers, Inc. and Sharper Image Corp.

Proposal No. 2

APPROVAL OF PROVELL, INC. 2001 STOCK OPTION PLAN

    Options under our 1991 Stock Option Plan can be granted for the ten years after March 20, 1991, the tenth anniversary of the adoption of the 1991 Stock Option Plan. All available options have been granted under the 1991 Stock Option Plan. On March 21, 2001, the Board of Directors approved, subject to shareholder approval, the 2001 Stock Option Plan. The Board of Directors determined that a new stock option plan should be implemented to provide stock incentives to retain and attract directors and key employees, prospective new employees and consultants who will contribute to the Company's success and enhance shareholder value. The following summary of the 2001 Stock Option Plan is qualified by reference to the attached text of the 2001 Stock Option Plan, a copy of which is attached as Exhibit B to this Proxy Statement.

    The 2001 Stock Option Plan provides for the granting of stock options to key employees, consultants and directors of the Company and its subsidiaries. An aggregate of 1,500,000 shares of our Common Stock is reserved for issuance upon exercise of options granted under the 2001 Stock Option Plan. No options may be granted under the 2001 Stock Option Plan after March 21, 2011.

Administration

    A committee appointed by the Board of Directors or, if no committee is appointed, the entire Board of Directors administers the 2001 Stock Option Plan. The Board of Directors has appointed the Compensation Committee (the "Committee") to be responsible for the administration of the 2001 Stock Option Plan. The Committee is intended to be constituted of non-employee, outside directors so as to permit the 2001 Stock Option Plan to comply with Rule 16b-3 promulgated by the SEC and, if possible, Section 162(m) of the Internal Revenue Code. The Committee has general authority and discretion to determine the employees to whom and the time or times at which options may be granted, and the number of shares to be subject to each option. In addition, the Committee may prescribe the terms applicable to each grant of an option. The Committee is currently comprised of Messrs. Hemsley and Strangis.

Terms and Conditions of Options

    Either incentive stock options ("ISOs") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options may be granted under the 2001 Stock Option Plan. Options may be granted to key employees and consultants of the Company and its subsidiaries who contributed, and are expected to contribute, materially to the success of the Company and its subsidiaries and will be automatically granted to non-employee directors as provided in the plan.

    The purchase price of shares of Common Stock subject to options granted under the 2001 Stock Option Plan is determined by the Committee, but shall not be less than 100% of the fair market value of the Company's Common Stock on the date the option is granted for ISOs and not less than 85% of the fair market value on the date the option is granted for non-statutory options. An option granted under the 2001 Stock Option Plan shall vest at such rate and upon such conditions as the Committee shall determine at the time the option is granted. The 2001 Stock Option Plan provides that all options will accelerate upon retirement after the normal retirement date, death or disability of an optionee and when a change of control occurs. A change of control for the purposes of this plan will occur if (1) any person other than Mark Cohn, the Company's founder, acquires more than 35% of the voting power of the Company's securities, excluding securities acquired directly from the Company, (2) there is a merger, consolidation or other reorganization of the Company and the shares of our Common Stock held by our shareholders immediately before the transaction represent less than 50% of the voting power of the shares of the entity resulting from the transaction, or (3) the Company sells all or substantially all of its assets.

    No option granted under the 2001 Stock Option Plan is transferable by the optionee during his lifetime. An option may be exercised only while the optionee is an employee of or consultant of the Company or any of its subsidiaries or, in the event of a termination of employment other than by death or disability, within ninety (90) days after termination of employment or such longer period as the Committee may determine (but not later than the expiration of the term of the option). Upon the death or disability of an optionee, the optionee or his legal or personal representative or beneficiaries may exercise an option to the extent exercisable by the optionee within one year after the optionee's death or disability or such longer period as the Committee may determine (but not later than the expiration of the term of the option). In the event any option expires or is cancelled, surrendered or terminated without being exercised, the shares subject to such option (or the unexercised portion thereof) will again be available for options under the 2001 Stock Option Plan.

Payment

    Payment for shares of Common Stock purchased upon the exercise of an option under the 2001 Stock Option Plan and of all taxes that the Company is required to withhold in connection with the exercise of an option must be made in full at the time the option is exercised. The Committee may, at its discretion, permit shares of the Company's Common Stock to be tendered in payment of the exercise price, permit payment to be made by the optionee's broker from the sale or loan proceeds for such shares or any other securities the optionee may have in his account with the broker, or permit payment under the terms of a promissory note as the Committee may determine.

Surrender and Cancellation of Options Prohibited

    The 2001 Stock Option Plan prohibits the surrender and cancellation of a previously granted option under the 2001 Stock Option Plan and the grant of a replacement option.

Amendment

    The 2001 Stock Option Plan may be amended by the Board of Directors, except that without the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present and entitled to vote at a meeting at which a quorum is present, the Board of Directors may not amend the 2001 Stock Option Plan (a) to increase the aggregate number of shares of Common Stock which may be issued and sold under the 2001 Stock Option Plan (except the number of shares may be adjusted in the event of a recapitalization, stock dividend or similar event), (b) to decrease the minimum exercise price at which options may be granted under the 2001 Stock Option Plan, (c) to extend the period during which the options may be granted, (d) to change the requirements as to the class of employees eligible to receive options, or (e) to permit the surrender and cancellation of a previously granted option and the grant of a replacement option.

Tax Consequences

    Incentive Stock Options.  Under the present federal tax regulations, there will be no federal income tax consequences to either the Company or the optionee upon the grant of an ISO, nor will an optionee's exercise of an ISO result in federal income tax consequences to the Company. Although an optionee will not realize ordinary income upon his exercise of an ISO, the excess of the fair market value of the shares of Common Stock acquired at the time of exercise over the exercise price will constitute an "item of tax preference" within the meaning of Section 57 of the Code and, thus, may result in the imposition of the "alternative minimum tax" pursuant to Section 55 of the Code on the optionee. If an optionee does not dispose of shares of Common Stock acquired through the exercise of an ISO within two (2) years from the date of grant and within one (1) year of the exercise of the ISO, any gain realized upon a subsequent disposition of such shares will constitute long-term capital gain to the optionee. If an optionee disposes of such shares within two (2) years from the date of grant or within one (1) year of the date of exercise of the ISO, an amount equal to the lesser of (i) the excess of the fair market value of such shares on the date of exercise over the exercise price, or (ii) the actual gain realized upon such disposition will constitute ordinary income to the optionee in the year of disposition. Any additional gain upon such disposition will be taxed as short-term capital gain. The Company will receive a deduction in an amount equal to the amount constituting ordinary income to the optionee.

    Non-Statutory Options.  Under the present federal income tax regulations, there will be no federal income tax consequences to either the Company or the optionee upon the grant of a nonstatutory option. However, the optionee will realize ordinary income upon the exercise of a nonstatutory option in an amount equal to the excess of the fair market value of the shares of Common Stock acquired upon exercise of such option over the exercise price, and the Company will receive a corresponding tax deduction. With respect to officers who are subject to Section 16(b) of the Securities and Exchange Act of 1934, the realization of income (and the Company's corresponding deduction) will be delayed until six (6) months following such exercise. The gain, if any, realized upon a subsequent disposition of such shares will constitute short-term or long-term capital gain, depending upon the optionee's holding period.

Non-Employee Director Options

    The 2001 Stock Option Plan also provides for an automatic grant of an option on 50,000 shares of Common Stock to each member of the Company's Board of Directors who has not been an employee of the Company upon his or her first election to the Board of Directors beginning with our 2001 Annual Meeting. The exercise price of the non-employee director options is the fair market value of the Common Stock on the date of grant. One-third of the number of non-employee director option shares will vest for each year of service as a director of the Company, including service prior to the grant of the option. Vesting of the non-employee director options will accelerate upon a change of control or the death or disability of the non-employee director. The non-employee director options may be exercised within three years after the non-employee director ceases to be a member of the Company's Board of Directors or ten years after the date of grant, whichever sooner occurs. The maximum number of shares of Common Stock that can be issued for non-employee director options is 500,000 shares. If the 2001 Stock Option Plan is approved by the shareholders, Messrs. Hemsley and Strangis will each receive a non-employee director options when elected at the 2001 Annual Meeting and their options will be fully vested.

Outstanding Options

    No options have been granted under the 2001 Stock Option Plan.

Recommendation of Board of Directors

    The Board of Directors unanimously recommends a vote FOR adoption of the 2001 Stock Option Plan.

Proposal No. 3

APPROVAL OF ISSUANCE OF 10% SENIOR CONVERTIBLE NOTES DUE FEBRUARY 4, 2002, SERIES E PREFERRED STOCK AND COMMON STOCK UPON CONVERSION OR REDEMPTION OF SENIOR CONVERTIBLE NOTES AND SERIES E PREFERRED STOCK

    On February 27, 2001, the Company privately placed $14.2 million in 10% Senior Convertible Notes due February 4, 2002 (the "Senior Convertible Notes") with five investors. The Senior Convertible Notes are convertible into the Company's Common Stock at $3.00 per share subject to certain adjustments for future dilutive events. The number of shares issuable upon conversion of the Senior Convertible Notes is limited to less than 20% of the outstanding shares of Common Stock until the shareholders approve this Proposal 3. The Company received $10 million of the proceeds at closing and the balance of the net proceeds is held in escrow until our shareholders approve this Proposal 3 and a registration statement covering the resale of the shares of Common Stock upon conversion of the Senior Convertible Notes is effective. When these conditions are satisfied and the Company has completed a new bank credit arrangement of $20 million or more acceptable to a majority in principal amount of the holders of the Senior Convertible Notes, which we completed on March 27, 2001, the Senior Convertible Notes will automatically convert at the outstanding balance into shares of the Company's Series E Preferred Stock with a stated value of $100 per share. The net proceeds from the issuance of the Senior Convertible Notes were used to supplement working capital. The Company will not receive any additional proceeds from the conversion of the Senior Convertible Notes into the Series E Preferred Stock or upon the conversion of the Senior Convertible Notes or the Series E Preferred Stock into Common Stock.

    Shares of the Series E Preferred Stock are convertible into the Company's Common Stock at $3.00 per share subject to certain adjustments for future dilutive events. The Senior Convertible Notes will be payable at 125% of the outstanding principal amount plus interest and the Series E Preferred Stock will be redeemable at 125% of its stated value upon the occurrence of a triggering event (such as failure to maintain an applicable resale registration statement covering the Company's Common Stock issuable upon conversion of the Senior Convertible Notes or the Series E Preferred Stock) or a major transaction (such as a sale or merger of the Company). Unless converted to Common Stock, the Series E Preferred Stock will be redeemed on the second anniversary of issuance at the stated value in cash or, at our option, for shares of the Company's Common Stock valued at 90% of the then current market price. The Series E Preferred Stock ranks pari passu with the Series D Preferred Stock issued in September 2000.

    The Company's Common Stock is listed on the Nasdaq National Stock Market. Under Nasdaq rules, shareholder approval is required if 20% or more of the outstanding shares of the Company's Common Stock are issued at less than then fair market value. The conversion price of the Senior Convertible Notes and the Series E Preferred Stock is $3.00 per share which was less than the current market price of the Company's Common Stock at the time the Senior Convertible Notes were issued on February 27, 2001. On February 26, 2001, the closing sale price of our Common Stock was $7.50 per share. The conversion price is also subject to adjustment for future dilutive events so that the conversion price may be adjusted to a price that may be less than the market price of the Company's Common Stock at the time the adjustment is made. The Board of Directors recommends that the shareholders vote FOR approval of the issuance of shares of Common Stock upon conversion of the Senior Convertible Notes and the Series E Preferred Stock at the conversion price of $3.00 per share or the adjusted conversion price if the adjustment provisions in the governing instruments would adjust the conversion price below fair market value at the time of the adjustment.

    As of March 30, 2001, the Company had 5,896,104 shares of Common Stock outstanding and $14.2 million of the Senior Convertible Notes were outstanding. Such outstanding Senior Convertible Notes (as well as the Series E Preferred Stock into which the Senior Convertible Notes will convert upon the satisfaction of certain conditions) would be convertible into an aggregate of 4,733,333 shares of Common Stock at a conversion price of $3.00 per share.

    The following is a summary of the terms of the Senior Convertible Notes issued by the Company on February 27, 2001 and the Series E Preferred Stock into which the Senior Convertible Notes will automatically convert upon satisfaction of the conditions described below.

Senior Convertible Notes

    Interest rate.  The Senior Convertible Notes bear interest at the rate of 10% per annum. The interest is payable monthly on the last day of the month. At our election, the interest may be capitalized and added to the principal amount of the Senior Convertible Notes.

    Maturity.  The maturity date of the Senior Convertible Notes is February 4, 2002. Unless the Senior Convertible Notes have been converted into shares of Common Stock or Series E Preferred Stock, the Company will be obligated to repay the outstanding principal amount of the Senior Convertible Notes plus accrued and unpaid interest in cash on February 4, 2002.

    Right to accelerate maturity upon triggering event.  If a triggering event occurs, the holders of the Senior Convertible Notes will have the right to require us to repay all or a portion of any outstanding Senior Convertible Notes for cash. The amount of the repayment in such a case is the greater of:

  •
  125% of the outstanding principal amount of the Senior Convertible Notes plus accrued and unpaid interest; or
  •
  the product of the number of shares of Common Stock into which the Senior Convertible Notes are convertible multiplied by the closing sale price of our Common Stock on the trading day immediately before the triggering event occurs.

    A "triggering event" is deemed to have occurred if:

  •
  while the registration statement is required to be maintained effective, the effectiveness of the registration statement lapses for any reason, including, without limitation, the issuance of a stop order, or is unavailable to a holder of the Senior Convertible Notes for sale of all of the shares being registered by the registration statement, in accordance with the terms of the related registration rights agreement and such lapse or unavailability continues for a period of 10 consecutive trading days or for more than an aggregate of 20 trading days in any 180-day period;
  •
  our Common Stock is suspended or delisted from trading on the Nasdaq National Market, the Nasdaq Small Cap Market, the American Stock Exchange or the New York Stock Exchange for a period of ten days during any period of 12 months;
  •
  we give notice to any holder of Senior Convertible Notes of our intent not to comply with a request for conversion tendered of the Senior Convertible Notes into Common Stock in accordance with the Senior Convertible Notes;
  •
  we fail to appoint to our Board of Directors the designee of one of the holders of the Senior Convertible Notes if the holder requests such appointment; or
  •
  we register the Series E Preferred Stock under the Exchange Act.

    Acceleration upon consummation of a major transaction.  On the date a major transaction is completed, we, or our successor, must repay in cash all of the Senior Convertible Notes outstanding on that date at an amount equal to 125% of the outstanding principal amount of the Senior Convertible Notes plus accrued and unpaid interest. A "major transaction" means the occurrence of any of the following events:

  •
  the consummation of a consolidation, merger or reorganization of us with or into another person;
  •
  the consummation of a sale, transfer, lease, disposal or abandonment of all or substantially all of our assets;
  •
  the consummation of a purchase, tender or exchange offer for more than 50% of our outstanding shares of Common Stock or other voting securities is made and accepted by the holders of such securities.

Within five days after we enter into an agreement to effect a major transaction, we are required to deliver a written notice of the major transaction to each holder of Senior Convertible Notes.

    Conversion.  The holders of the Senior Convertible Notes have the right to convert the Senior Convertible Notes into shares of our Common Stock at any time prior to the automatic conversion into Series E Preferred Stock. The number of shares of Common Stock to be issued upon conversion of the Senior Convertible Notes is determined by dividing the principal amount so converted and any accrued but unpaid interest with respect to such principal amount, by the applicable conversion price as described below. The current conversion price is $3.00 per share, subject to certain adjustments for future events. The terms of the Senior Convertible Notes also contain customary provisions for the adjustment of the conversion price in the event a stock dividend or stock split is declared or any recapitalization, reorganization, or similar transaction occurs.

    In the event we issue or sell any additional shares of our Common Stock, or any stock or other securities convertible into or exchangeable for additional shares of our Common Stock without consideration or for a consideration that is less than the conversion price of the Senior Convertible Notes in effect immediately prior to such event, then the conversion price of the Senior Convertible Notes will be reduced to a price equal to the price paid upon such issuance or sale. The conversion price of the Senior Convertible Notes will not be adjusted for any of the following issuances of Common Stock:

  •
  the conversion of the Senior Convertible Notes;
  •
  the conversion of the Series D Preferred Stock;
  •
  any adjustments required under the anti-dilution provisions of the Senior Convertible Notes, the Series D Preferred Stock, the Series E Preferred Stock and the warrants issued to the original purchasers of the Series D Preferred Stock;
  •
  the payment of dividends on the Series D Preferred Stock in shares of our Common Stock rather than in cash;
  •
  the exercise of our currently outstanding stock options;
  •
  the exercise of stock options to be granted under the proposed 2001 Stock Option Plan to purchase up to an aggregate of 1,500,000 shares of Common Stock; or
  •
  a strategic financing.

    A strategic financing means the issuance of additional shares of our Common Stock for consideration other than cash or its equivalent to any person or entity for the purpose of establishing or furthering a material business, technology or commercial relationship, provided that our board of directors has determined that the strategic financing is likely to result in or further such a relationship. An aggregate of up to 750,000 shares of our Common Stock may be issued in strategic financings.

    The terms of the Senior Convertible Notes provide that the Senior Convertible Notes are convertible only to the extent that the number of shares of Common Stock issuable at that time, together with the number of shares of Common Stock previously issued upon conversion of the Senior Convertible Notes, may not exceed 19.99% of the then outstanding shares of Common Stock until the requisite shareholder approvals are obtained which we are seeking in this Proposal 3 and in Proposals 4 and 5. In the event the 19.99% limitation on the conversion of the Senior Convertible Notes prevents any proposed conversion of the Senior Convertible Notes after January 2, 2002, the holder desiring to convert may require us to repay the note plus accrued and unpaid interest.

    In addition, the terms of the Senior Convertible Notes provide that the notes are convertible only to the extent that the number of shares of Common Stock issuable at that time, together with the number of shares of Common Stock beneficially owned by that holder and its affiliates as determined in accordance with Section 13(d) of the Securities Exchange Act, beneficially owned by that holder and its affiliates as determined in accordance with Section 13(d) of the Securities Exchange Act, would not exceed 4.99% of our then outstanding Common Stock in the case of three investors and 9.99% of our then outstanding Common Stock in the case of two investors. Any holder may, however, elect to waive this restriction by giving us written notice at least sixty-one days prior to the date on which the Senior Convertible Notes are to be converted.

    Automatic Conversion to Series E Preferred Stock.  The Senior Convertible Notes will automatically convert into shares of Series E Preferred Stock upon the satisfaction of all of the following conditions by the Company:

  •
  the certificate of designations for the Series E Preferred Stock was filed with the Minnesota Secretary of State which filing was made on February 27, 2001;
  •
  our Common Stock is traded on the Nasdaq National Stock Market and trading has not been suspended;
  •
  the representations of the Company in the securities purchase agreement pursuant to which the Company issued the Senior Convertible Notes are true and correct in all material respects and the Company shall have performed all of its covenants under the securities purchase agreement in all material respects;
  •
  the transactions contemplated in the securities purchase agreement pursuant to which the Company issued the Senior Convertible Notes do not violate any law, regulation or order;
  •
  Proposals 3 and 4 in this Proxy Statement are approved by our shareholders at the Annual Meeting;
  •
  the holders of the Company's Common Stock have approved an amendment to our restated articles of incorporation increasing the number of shares of authorized Common Stock to 75,000,000 shares and the amendment has been duly filed with the Minnesota Secretary of State;
  •
  the registration statement covering the resale of the shares of our Common Stock issuable upon conversion of the Senior Convertible Notes and the Series E Preferred Stock must be effective; and
  •
  we have entered into a revolving credit facility for at least $20 million that is satisfactory to 51% of the holders of the Senior Convertible Notes, which we did on March 27, 2001 when we entered into a new $20 million revolving credit agreement with Foothill Capital.

    Upon satisfaction of these conditions, the Senior Convertible Notes will automatically convert into shares of the Series E Preferred Stock on the basis of one share of Series E Preferred Stock, stated value of $100 per share, for each $100 of principal and accrued and unpaid interest of the Senior Convertible Notes outstanding on the date of conversion. No fractional shares of Series E Preferred Stock will be issued and any fractional shares will be paid in cash by the Company based on the stated value of $100 per share of the Series E Preferred Stock.

    Security.  As a result of our entering into our new $20 million revolving credit facility, the holders of the Senior Convertible Notes have released their security interest in our assets.

    Board Designee.  One of the holders of the Senior Convertible Notes has the right, upon 61 days prior written notice, to demand that its designee be appointed to our Board of Directors.

Series E Convertible Preferred Stock

    Dividends.  No dividends are payable on the Series E Preferred Stock.

    Conversion.  After the Senior Convertible Notes have been converted into the Series E Preferred Stock, the holders of the Series E Preferred Stock have the right to convert the shares of Series E Preferred Stock into our Common Stock prior to the mandatory redemption date. The number of shares of Common Stock to be issued upon conversion of a share of Series E Preferred Stock is determined by dividing the stated value of $100 per share by the applicable conversion price as described below. The current conversion price is $3.00 per share, subject to certain adjustments for future events. The terms of the Series E Preferred Stock also contain customary provisions for the adjustment of the conversion price in the event a stock dividend or stock split is declared or any recapitalization, reorganization, or similar transaction occurs.

    In the event we issue or sell any additional shares of our Common Stock, or any stock or other securities convertible into or exchangeable for additional shares of our Common Stock without consideration or for a consideration that is less than the conversion price of the Series E Preferred Stock in effect immediately prior to such event, then the conversion price of the Series E Preferred Stock will be reduced to a price equal to the price paid upon such issuance or sale. The conversion price of the Series E Preferred Stock will not be adjusted for issuances of Common Stock occurring as a result of:

  •
  the conversion of the Series E Preferred Stock;
  •
  the conversion of the Series D Preferred Stock or the exercise of the Common Stock purchase warrants issued to the original purchasers of the Series D Preferred Stock;
  •
  any adjustments required under the anti-dilution provisions of the Senior Convertible Notes, the Series D Preferred Stock, the Series E Preferred Stock and the warrants issued to the original purchasers of the Series D Preferred Stock;
  •
  the payment of dividends on the Series D Preferred Stock in shares of our Common Stock rather than in cash;
  •
  the exercise of currently outstanding stock options;
  •
  the exercise of stock options to be granted under the proposed 2001 Stock Option Plan to purchase up to an aggregate of 1,500,000 shares of Common Stock; or
  •
  a strategic financing.

    The terms of the Series E Preferred Stock provide that the preferred stock is convertible only to the extent that the number of shares of Common Stock issuable at that time, together with the number of shares of common stock beneficially owned by that holder and its affiliates as determined in accordance with Section 13(d) of the Securities Exchange Act, would not exceed 4.99% of our then outstanding Common Stock in the case of three investors and 9.99% of our then outstanding Common Stock in the case of two investors. Any holder may, however, elect to waive this restriction by giving us written notice at least sixty-one days prior to the date on which shares of the Series E Preferred Stock are to be converted in an amount that would exceed the 4.99% or 9.99% limitation, as the case may be.

    Mandatory Redemption.  The Series E Preferred Stock matures two years after the initial issuance date of the Series E Preferred Stock, at which time the Series E Preferred Stock must be redeemed or converted at our option. If we elect to redeem any Series E Preferred Stock outstanding on the redemption date, the amount required to be paid will be equal to the liquidation preference of the Series E Preferred Stock, which is the stated value of $100 per share. If we elect to convert any Series E Preferred Stock outstanding on the redemption date, we will be required to issue shares in an amount equal to the liquidation preference of the Series E Preferred Stock, which is the stated value of $100 per share, divided by the mandatory redemption price. The mandatory redemption price will be equal to 90% of the average of the closing bid price of our common stock during the ten trading days immediately preceding the redemption date.

    Right to require redemption upon triggering event.  If a triggering event occurs, the holders of the Series E Preferred Stock will have the right to require us to redeem all or a portion of any outstanding Series E Preferred Stock for cash. The redemption price in such a case is the greater of:

  •
  125% of the liquidation preference of the Series E Preferred Stock, which is the stated value of $100 per share; or
  •
  the product of the number of shares of Common Stock into which the Series E Preferred Stock is convertible multiplied by the closing sale price of our Common Stock on the trading day immediately before the triggering event occurs.

    A "triggering event" is deemed to have occurred if:

  •
  while the registration statement is required to be maintained effective, the effectiveness of the registration statement lapses for any reason, including, without limitation, the issuance of a stop order, or is unavailable to a holder of the Series E Preferred Stock for sale of all of the shares being registered by the registration statement, in accordance with the terms of the related registration rights agreement and such lapse or unavailability continues for a period of 10 consecutive trading days or for more than an aggregate of 20 trading days in any 180-day period;

  •
  our Common Stock is suspended or delisted from trading on the Nasdaq National Market, the Nasdaq Small Cap Market, the American Stock Exchange or the New York Stock Exchange for a period of ten days during any period of 12 months; or
  •
  we give notice to any holder of Series E Preferred Stock of our intent not to comply with a request for conversion of the Series E Preferred Stock into Common Stock tendered in accordance with the terms of the certificate of designations relating to the Series E Preferred Stock.

    Redemption upon consummation of a major transaction.  On the date a major transaction is completed, we, or our successor, must redeem for cash all of the Series E Preferred Stock outstanding on that date at a price per share equal to 125% of the liquidation preference of the Series E Preferred Stock, which is the stated value of $100 per share. A "major transaction" means the occurrence of any of the following events:

  •
  the consummation of a consolidation, merger or reorganization of us with or into another person;
  •
  the consummation of a sale, transfer, lease, disposal or abandonment of all or substantially all of our assets; or
  •
  the consummation of a purchase, tender or exchange offer for more than 50% of our outstanding shares of Common Stock or other voting securities is made and accepted by the holders of such securities.

Within five days after we enter into an agreement to effect a major transaction, we are required to deliver a written notice of the major transaction to each holder of Series E Preferred Stock.

    Liquidation Preference.  In the event of our liquidation, the holders of the Series E Preferred Stock will be entitled to a liquidation preference, after payment to holders of indebtedness which is senior in rank to the Series E Preferred Stock but before any amounts are paid to the holders of our Common Stock. The liquidation preference is equal to 125% of the liquidation preference of the outstanding Series E Preferred Stock, which is the stated value of $100 per share.

    Voting rights.  Other than as required by law, the holders of the Series E Preferred Stock have no voting rights except that the consent of holders of at least two-thirds of the outstanding Series E Preferred Stock will be required to effect any change in either our restated articles of incorporation or certificate of designations that would change any of the rights of the Series E Preferred Stock.

Registration Rights

    Pursuant to a registration rights agreement between us and the holders of the Senior Convertible Notes, we agreed to file a registration statement covering the resales by the holders of the Senior Convertible Notes and Series E Preferred Stock of:

  •
  Common Stock issuable upon conversion of the Senior Convertible Notes or the Series E Preferred Stock, including voluntary conversion,
  •
  Common Stock issuable in payment of the mandatory redemption price for the Series E Preferred Stock; and
  •
  Common Stock issuable with respect to such securities as a result of any stock split, stock dividend, recapitalization, exchange or similar event.

We are also required to provide the holders of the Senior Convertible Notes and Series E Preferred Stock with a current prospectus upon request for such holders to use in the resale of the Common Stock.

    Under the terms of such agreement, we are required to register at least 150% of the number of shares of Common Stock issuable upon conversion of the Senior Convertible Notes and Series E Preferred Stock.

We are also required to maintain the effectiveness of the registration statement covering those shares of Common Stock until the earlier of:

  •
  six months after the date as of which the holders of the Senior Convertible Notes or Series E Preferred Stock may sell all of the shares of Common Stock covered by such registration statement under Rule 144(k) of the Securities Act, and
  •
  the date on which none of the Senior Convertible Notes or Series E Preferred Stock are outstanding.

    We will bear all registration expenses, other than underwriting discounts and commissions, with respect to the registration statement relating to the shares of Common Stock issuable upon conversion of the Senior Convertible Notes or the Series E Preferred Stock.

Recommendation of the Board of Directors

    The Board of Directors unanimously recommends that shareholders vote FOR approval of the issuance of the Senior Convertible Notes and the Series E Preferred Stock and the issuance of shares of our Common Stock upon conversion of the Senior Convertible Notes or the Series E Preferred Stock at $3.00 per share or any lower price per share to which the conversion price may be adjusted pursuant to the provisions in the governing instruments even if the adjusted conversion price is below the then fair market value of the Company's Common Stock.

Proposal No. 4

APPROVAL OF ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES D PREFERRED STOCK AT THE CONVERSION PRICE AS ADJUSTED FOR THE ISSUANCE OF THE 10% SENIOR CONVERTIBLE NOTES OR ANY SUBSEQUENT ADJUSTMENT TO THE CONVERION PRICE IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES D PREFERRED STOCK

    On September 29, 2000, we issued 200,000 shares of a newly created Series D Preferred Stock, stated value of $100 per share, in a private placement. At the time of issuance, the shares of Series D Preferred Stock were convertible into our Common Stock at $12.94 per share which was 101% of the closing bid price for our Common Stock on September 28, 2000. As part of the transaction, the Company also issued Common Stock Purchase Warrants to the purchasers of the Series D Preferred Stock for an aggregate 772,798 shares of Class A Common Stock at an exercise price of $16.17 per share which was 125% of the closing bid price for the Company's Common Stock on September 28, 2000. The conversion price for the Series D Preferred Stock and the exercise price of the Warrants are subject to adjustments for future dilutive events. As a result of the issuance of the Senior Convertible Notes, the conversion price for the Series D Preferred Stock was adjusted to $3.00 per share. This adjusted conversion price of $3.00 per share for the Series D Preferred Stock was less than the market price of our Common Stock on the date of the adjustment. In addition, the exercise price of the Warrants was reduced to $11.648 per share and the aggregate number of shares of our Common Stock issuable upon exercise of the Warrants was increased to 1,072,815 shares as a result of the issuance of the Senior Convertible Notes.

    The Series D Preferred Stock has a dividend rate of 6.5% per annum and is payable quarterly in cash or, at our option, shares of Common Stock valued at 90% of then current market price. Unless converted to Common Stock, the Series D Preferred Stock will be redeemed on September 29, 2002 at the stated value of the shares in cash or, at our option, for shares of the Company's Class A Common Stock valued at 90% of then current market price. As a result of the dividend and redemption provisions of the Series D Preferred Stock, shares of Common Stock may be issued at less than the then fair market value of the Common Stock. At our special shareholders meeting on December 29, 2000, our shareholders approved the issuance of Common Stock to pay the dividends on or redemption price of the Series D Preferred Stock even though the shares would be issued at less than the fair market value of the Common Stock.

    The Company's Common Stock is listed on the Nasdaq National Stock Market. As explained above, Nasdaq rules require shareholder approval if 20% or more of the outstanding shares of the Company's Common Stock are issued at less than the then fair market value. Based on an adjusted conversion price of $3.00 per share an aggregate of 6,666,666 shares of our Common Stock are issuable upon conversion of the Series D Preferred Stock. This represents more than 20% of the currently outstanding shares of our Common Stock. The Board of Directors recommends that the shareholders approve the issuance of shares of Common Stock upon conversion of the Series D Preferred Stock at the adjusted conversion price of $3.00 per share as a result of the anti-dilution provisions of the Series D Preferred Stock and the issuance of the Senior Convertible Notes as well as any future adjustment to the conversion price under the provisions of the Series D Preferred Stock.

    The following is a summary of the terms of the Series D Preferred Stock issued by the Company on September 29, 2000.

    Dividends.  The Series D Preferred Stock carries a cumulative dividend rate of 6.5% per annum, payable quarterly in arrears on the last day of March, June, September and December, commencing on December 31, 2000. Such dividend accrues from day-to-day, whether or not earned or declared, beginning as of September 29, 2000. At the option of our Board of Directors, dividends may be paid in cash or shares of Common Stock. If we elect to pay dividends in shares of our Common Stock, the number of shares to be issued in payment of a dividend on the Series D Preferred Stock will be equal to the accrued dividends divided by 90% of the closing bid price of our Common Stock during the ten trading days immediately preceding the dividend date. For example, we elected to pay the quarterly dividend of $325,000 on the 200,000 shares of Series D Preferred Stock outstanding on April 2, 2001 in shares of our Common Stock, so 90% of the average of the closing bid prices of our Common Stock during the ten consecutive trading days ending on March 30, 2001 was $2.71 per share, and we issued an aggregate of 119,993 shares of our Common Stock in lieu of a cash dividend on the outstanding Series D Preferred Stock.

    Conversion.  The holders of the Series D Preferred Stock have the right to convert the shares of Series D Preferred Stock at any time after the date of initial issuance. The number of shares of Common Stock to be issued upon conversion of a series D preferred share is determined by dividing the sum of $100 plus accrued and unpaid dividends by the applicable conversion price as described below. The current conversion price is $3.00 per share, subject to certain adjustments for future dilutive events. The conversion price was adjusted from $12.94 per share to $3.00 per share under the anti-dilution provisions of the Series D Preferred Stock as a result of the issuance of the Senior Convertible Notes on February 27, 2001. The governing instrument for the Series D Preferred Stock also contains customary provisions for the adjustment of the conversion price in the event a stock dividend or stock split is declared or any recapitalization, reorganization, or similar transaction occurs.

    In the event we issue or sell any additional shares of our Common Stock, or any stock or other securities convertible into or exchangeable for additional shares of our Common Stock without consideration or for a consideration that is less than the conversion price of the Series D Preferred Stock in effect immediately prior to such event, then the conversion price of the Series D Preferred Stock will be reduced to a price equal to the price paid upon such issuance or sale. The conversion price of the Series D Preferred Stock will not be adjusted for an issuance of Common Stock occurring as a result of:

  •
  the conversion of the Senior Convertible Notes, the Series D Preferred Stock or the Series E Preferred Stock;
  •
  the exercise of the warrants issued to the purchasers of the Series D Preferred Stock;
  •
  any adjustments required under the anti-dilution provisions of the Senior Convertible Notes, the Series D Preferred Stock, the Series E Preferred Stock and the warrants;
  •
  the exercise of stock options to be granted under our stock plans to purchase up to an aggregate of 1,500,000 shares of Common Stock;

  •
  the payment of dividends on the Series D Preferred Stock in shares of our Common Stock rather than in cash;
  •
  the exercise of currently outstanding stock options; or
  •
  a strategic financing.

    Under the terms of the Series D Preferred Stock, a strategic financing means the issuance of additional shares of our Common Stock for consideration other than cash or its equivalent to any person or entity for the purpose of establishing or furthering a material business, technology or commercial relationship, provided that our board of directors has determined that the strategic financing is likely to result in or further such a relationship. An aggregate of up to 750,000 shares may be issued in strategic financings.

    The terms of the Series D Preferred Stock and the related warrants provide that the Series D Preferred Stock is convertible and the warrants are exercisable by any holder only to the extent that the number of shares of Common Stock issuable at that time, together with the number of shares of Common Stock beneficially owned by that holder and its affiliates as determined in accordance with Section 13(d) of the Securities Exchange Act, would not exceed 4.99% of our then outstanding Common Stock. Any holder may, however, elect to waive this restriction by giving us written notice at least sixty-one days prior to the date on which the shares of Series D Preferred Stock are to be converted or the warrants exercised in an amount that would exceed the 4.99% limitation.

    Mandatory Redemption.  The Series D Preferred Stock matures on September 29, 2002, at which time the outstanding Series D Preferred Stock must be redeemed or converted at our option. If we elect to redeem any Series D Preferred Stock outstanding on September 29, 2002, the amount required to be paid will be equal to the liquidation preference of the Series D Preferred Stock, which equals the price originally paid for such shares plus accrued and unpaid dividends. If we elect to convert any Series D Preferred Stock outstanding on September 29, 2002, we will be required to issue shares of Common Stock in an amount equal to the price paid for the Series D Preferred Stock plus accrued and unpaid dividends divided by the mandatory redemption price. The mandatory redemption price will be equal to 90% of the average of the closing bid price of our Common Stock during the ten trading days immediately preceding the redemption date.

    Right to require redemption upon triggering event.  If a triggering event occurs, the holders of the Series D Preferred Stock will have the right to require us to redeem all or a portion of any outstanding Series D Preferred Stock for cash. The redemption price in such a case is the greater of:

  •
  125% of the price paid for the Series D Preferred Stock plus accrued dividends; or
  •
  the product of the number of shares of Common Stock into which the Series D Preferred Stock is convertible multiplied by the closing sale price of our Common Stock on the trading day immediately before the triggering event occurs.

    A "triggering event" is deemed to have occurred if:

  •
  while the registration statement is required to be maintained effective, the effectiveness of the registration statement lapses for any reason, including, without limitation, the issuance of a stop order, or is unavailable to a holder of the Series D Preferred Stock for sale of all of the shares being registered by the registration statement, in accordance with the terms of the related registration rights agreement and such lapse or unavailability continues for a period of 10 consecutive trading days or for more than an aggregate of 20 trading days in any 180-day period;
  •
  our Common Stock is suspended or delisted from trading on the Nasdaq, the American Stock Exchange or the New York Stock Exchange for a period of ten days during any period of 12 months; or

  •
  we give notice to any holder of Series D Preferred Stock of our intent not to comply with a request for conversion of the Series D Preferred Stock into Common Stock tendered in accordance with the terms of the certificate of designations relating to the Series D Preferred Stock.

    Redemption upon consummation of a major transaction.  On the date a major transaction is completed, we, or our successor, must redeem for cash all of the holders of the Series D Preferred Stock, Series D Preferred Stock outstanding on that date at a price per share equal to 125% of the price paid for the Series D Preferred Stock plus all accrued and unpaid dividends. A "major transaction" means the occurrence of any of the following events:

  •
  the consummation of a consolidation, merger or reorganization of us with or into another person;
  •
  the consummation of a sale, transfer, lease, disposal or abandonment of all or substantially all of our assets, but that the wind down of ClickShip is not considered such a transaction;
  •
  the consummation of a purchase, tender or exchange offer for more than 50% of our outstanding shares of common stock or other voting securities is made and accepted by the holders of such securities.

Within five days after we enter into an agreement to effect a major transaction, we are required to deliver a written notice of the major transaction to each holder of Series D Preferred Stock.

    Optional Redemption.  We also have the right, provided specified conditions are satisfied, to redeem all of the outstanding Series D Preferred Stock for cash equal to the price paid for each preferred share plus accrued but unpaid dividends, at any time after September 29, 2001. The conditions to our right to redeem Series D Preferred Stock include:

  •
  a registration statement relating to the Series D Preferred Stock to be redeemed is effective;
  •
  the closing bid price for our Common Stock is equal to not less than twice the conversion price on each of no less than twenty consecutive trading days; and
  •
  we deliver an irrevocable notice of our election to redeem within two business days of the applicable twenty-day determination period.

    Liquidation Preference.  In the event of our liquidation, the holders of the Series D Preferred Stock will be entitled to a liquidation preference, after payment to holders of indebtedness which is senior in rank to the Series D Preferred Stock but before any amounts are paid to the holders of our Common Stock. The liquidation preference is equal to 125% of the amount originally paid for the Series D Preferred Stock ($100 per share), plus accrued and unpaid dividends on any outstanding Series D Preferred Stock.

    Voting rights.  Other than as required by law, the holders of the Series D Preferred Stock have no voting rights except that the consent of holders of at least two-thirds of the outstanding Series D Preferred Stock will be required to effect any change in either our restated articles of incorporation or certificate of designations that would change any of the rights of the Series D Preferred Stock.

Registration Rights

    Pursuant to a registration rights agreement between us and the holders of the Series D Preferred Stock, we agreed to file a registration statement covering the resales by the holders of the Series D Preferred Stock of:

  •
  Common Stock issuable upon conversion of the Series D Preferred Stock, including voluntary conversion,
  •
  Common Stock issuable upon exercise of the related warrants,
  •
  Common Stock issuable in payment of dividends on the Series D Preferred Stock,
  •
  Common Stock issuable in payment of the mandatory redemption price for the Series D Preferred Stock; and

  •
  Common Stock issuable with respect to such securities as a result of any stock split, stock dividend, recapitalization, exchange or similar event.

We are also required to provide the holders of the Series D Preferred Stock with a current prospectus upon request for the holders of the Series D Preferred Stock to use in the resale of the Common Stock.

    Under the terms of such agreement, we are required to register at least 200% of the number of shares of common stock issuable upon conversion of and in lieu of cash dividends on the Series D Preferred Stock and exercise of the related warrants. Pending approval of the amendments proposed to our restated articles of incorporation, the holders of the Series D Preferred Stock have only required the registration of 110% of the requisite number of shares of Common Stock. We are also required to maintain the effectiveness of the registration statement covering such shares of Common Stock until the earlier of:

  •
  six months after the date as of which the holders of the Series D Preferred Stock and warrants may sell all of the shares of Common Stock covered by such registration statement under Rule 144(k) of the Securities Act, and
  •
  the date on which none of the Series D Preferred Stock and related warrants are outstanding.

We will bear all registration expenses, other than underwriting discounts and commissions, with respect to the registration statement relating to the Series D Preferred Stock and the related warrants.

Recommendation of the Board of Directors

    The Board of Directors unanimously recommends that shareholders vote FOR approval of the issuance of the shares of our Common Stock upon conversion of the Series D Preferred Stock at $3.00 per share or any lower price per share to which the conversion price may be adjusted pursuant to the provisions in the governing instruments even if the adjusted conversion price is below the then fair market value of the Company's Common Stock.

Proposal No. 5

AMENDMENT TO RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK TO 10,000,000 SHARES AND THE AUTHORIZED NUMBER OF SHARES OF CLASS A COMMON STOCK TO 75,000,000 SHARES AND TO CHANGE THE NUMBER OF DIRECTORS ON THE BOARD OF DIRECTORS TO NOT LESS THAN THREE AND NOT MORE THAN NINE

    We propose two amendments to our restated articles of incorporation. First, we propose to increase the number of authorized shares of Preferred Stock from 5,000,000 shares to 10,000,000 shares and the number of authorized shares of Class A Common Stock from 20,000,000 shares to 75,000,000 shares. Second, we propose to change the number of directors on our Board of Directors to not less than three and not more than nine. We are not changing the staggered board so the number of directors is divided as evenly as possible and each class is elected until the annual shareholder meeting in the third year after the director's election.

    As a result of the issuance of the Senior Convertible Notes and the adjustment to the conversion price for the Series D Preferred Stock and to the exercise price for and number of shares purchasable upon exercise of the warrants issued to the purchasers of the Series D Preferred Stock, we need to increase the authorized number of shares of our Common Stock to have a sufficient number reserved to issuance of our Common Stock upon conversion of the Senior Convertible Notes, the Series D Preferred Stock and the Series E Preferred Stock, upon exercise of the warrants issued to the purchasers of the Series D Preferred Stock and upon the exercise of stock options issued under the proposed 2001 Stock Option Plan. It is a condition of the automatic conversion of the Senior Convertible Notes into the Series E Preferred Stock that our shareholders approve an increase in the number of authorized shares of our Class A Common Stock from 20,000,000 shares to 75,000,000 shares.

    Although we do not have any other present plans, agreements or understandings regarding the issuance of the proposed additional authorized shares of Preferred Stock and Common Stock, the Board of Directors recommends the adoption of this amendment because we will have greater flexibility in connection with possible future financing transactions, acquisitions of other companies or business properties, stock dividends or splits, employee benefit plans and other proper corporate purposes. Moreover, having such additional authorized shares available will give us the ability to issue shares without the expense and delay of a special shareholders meeting. A delay might deprive us of flexibility that our Board of Directors views as important in facilitating the effective use of shares of Common Stock. Except as required by applicable law, the authorized but unissued shares of Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authorization by the shareholders. In addition, the Board of Directors may designate one or more series of Preferred Stock having the rights and preferences as the Board of Directors may determine without shareholder approval.

    Since the issuance of additional shares of Common Stock or Preferred Stock may be on a basis that is not proportionate among our current shareholders, the issuance of additional shares will dilute the ownership interest of the existing shareholders. Also, the ability to designate one or more series of Preferred Stock may have the effect of discouraging a change of control of the Company. We are not aware of anyone seeking to obtain control of the Company and have no present intention to use the additional authorized shares to deter a change of control.

    In addition, the Board of Directors has determined that it is appropriate to reduce the minimum number of directors from six directors to three so that our Board of Directors will consist of not less than three directors and not more than nine directors divided as equally as possible into three classes of directors. Given the recent changes in the operations of the Company, including the wind down of our non-member retail catalog operations and e-commerce fulfillment business, our Board of Directors would like to stabilize our operations before seeking to attract new directors to the Board of Directors. By reducing the minimum number of our directors to three, our Board of Directors should be able to continue to perform its duties. Our Board of Directors has the authority to establish the number of directors and to elect directors to vacancies on our Board of Directors whether the vacancy results from the resignation of a director or represents a newly created vacancy through the increase in the number of directors. Without shareholder approval to modify our restated articles of incorporation, the Board of Directors cannot increase the number of directors on our Board of Directors to more than nine directors.

Recommendation of the Board of Directors

    The Board of Directors unanimously recommends that shareholders vote FOR approval of the amendments to our restated articles of incorporation to increase the authorized number of shares of preferred stock to 10,000,000 shares and the authorized number of Class A Common Stock to 75,000,000 shares and to change the number of directors on our board of director to not less than three and no more than nine directors.

Proposal No. 6

APPOINTMENT OF INDEPENDENT AUDITORS

    Arthur Andersen LLP has been our audit firm since 1990 and has been recommended by the Board of Directors to be our independent audit firm for the year ending December 31, 2001. Representatives of Arthur Andersen LLP will be present at the Annual Meeting, afforded the opportunity to make a statement if they desire to do so and will be available to respond to questions. For the year ended December 31, 2000, we paid Arthur Andersen LLP total fees of $190,000 for auditing services and $1,201,000 for non-audit services consisting primarily of tax and accounting consultation relating to the proposed spin-off of ClickShip Direct, tax return preparation, and tax research and consultation. No non-audit fees were paid for financial information system design or implementation.

    The Board of Directors unanimously recommends a vote FOR the proposal to ratify the appointment of Arthur Andersen LLP as the independent auditors for the Company for the year 2001.

SUBMISSION OF SHAREHOLDER PROPOSALS

    Any proposal intended to be presented for action at the Annual Meeting of Shareholders in 2002 by any shareholder of the Company must be received by Stephen P. Letak, Secretary, 301 Carlson Parkway, Suite 201, Minneapolis, Minnesota 55305 not later than January 30, 2002, in order for such proposal to be included in the Company's Proxy Statement and form of proxy for the Annual Meeting of Shareholders in 2002. The Company shall not be required to include in its Proxy Statement and form of proxy for the Annual Meeting of Shareholders in 2002 any shareholder proposal which does not meet all of the requirements then in effect for inclusion.

OTHER MATTERS

    The Board of Directors does not intend to present to the Annual Meeting any other matters not referred to above and does not presently know of any matters that may be presented to the Annual Meeting by others. However, if other matters come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment.

    A copy of the Annual Report on Form 10-K of the Company for the year ended December 31, 2000 is being mailed with this Proxy Statement to each shareholder receiving this Proxy Statement. Additional copies of the Annual Report, the Notice of Annual Meeting, the Proxy Statement and the accompanying Proxy may be obtained by writing Investor Relations at the offices of the Company.

    The cost of preparing, assembling and mailing this Proxy Statement, the notice, the form of Proxy and other material, which may be sent to the shareholders, will be borne by the Company. In addition, directors, officers and regular employees of the Company, at no additional compensation, may solicit proxies by telephone, facsimile, telegram or in person. Upon request, the Company will reimburse brokers and other persons holding shares for the benefit of others for their expenses in forwarding proxies and accompanying material and in obtaining authorization from beneficial owners of the Company's Common Stock to give proxies.

    In order to assure the presence of the necessary quorum at the Annual Meeting, vote as soon as possible by telephone, Internet or mail. No postage is required if mailed in the United States. Submitting the Proxy prior to the Annual Meeting will not prevent you from attending the meeting and voting in person, should you so desire.

    The Damark International, Inc. (now Provell, Inc.) Annual Report on Form 10-K, on file with the Securities and Exchange Commission, may be obtained without charge, upon written request to Investor Relations, Provell, Inc., 301 Carlson Parkway, Suite 201, Minneapolis, Minnesota 55305. Copies of exhibits to Form 10-K may be obtained upon payment to the Company of the reasonable cost incurred in providing such exhibits.

                      By Order of the Board of Directors,

                      Stephen P. Letak
                       Secretary

April 30, 2001

Exhibit A

PROVELL, INC.
BOARD OF DIRECTORS
AUDIT COMMITTEE CHARTER

Adopted April 20, 2000

I. INTRODUCTION AND PURPOSE

    Provell, Inc. (formerly Damark International, Inc.) (the "Company") is a publicly held company operating in a complex, dynamic, highly competitive and regulated environment. In order to assure the kind of informed decision-making beneficial to the Company and its shareholders, much of the Board's oversight occurs through the standing committees of the Board, such as the Audit Committee. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities by overseeing the Company's financial reporting and public disclosure activities. The Audit Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.
  •
  Review and appraise the audit efforts of the Company's independent auditor and internal auditors.
  •
  Provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditors, and the Board of Directors.
  •
  Monitor and, in conjunction with Company management, review the Company's activities to help ensure that legal and regualtory requirements are being met by the Company.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities specified in Section IV of this Charter.

II. COMPOSITION

    The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

    The Audit Committee shall have at least three members, all of which are independent directors, as specified in the Rules and Regulations of the National Association of Securities Dealers, and each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

III. MEETINGS

    The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. One of those meetings shall focus on review and approval of annual financial statements and related information. To the extent practicable, each of the Audit Committee members shall attend each of the regularly scheduled meetings in person. As part of its job to foster open communication, to the extent necessary, the Audit Committee should set aside time at each meeting to meet with management, the internal auditor and the independent auditor in separate sessions to discuss any matters that the Audit Committee or one of these groups believe should be discussed privately.

    A majority of the Audit Committee members currently holding office shall constitute a quorum for the transaction of business. The Audit Committee shall take action by the affirmative vote of a majority of the Audit Committee members present at a duly held meeting.

IV. RESPONSIBILITIES AND DUTIES

    The Audit Committee shall undertake the following responsibilities and duties.

    A. Documents/Reports Review

  •
  Review and reassess the adequacy of this Charter at least annually.
  •
  Review the Company's consolidated annual financial statements and any related report rendered by the independent auditors.
  •
  Review the significant recommendations made to management by the internal auditors and management's responses.
  •
  Review quarterly reports on Form 10-Q with financial management and the independent accountants prior to filing with the Securities and Exchange Commission. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

    B. Independent Auditors

  •
  Oversee the selection, evaluation, retention and replacement of the Company's independent auditor as representative of the Board of Directors and the shareholders, with final authority on these matters, and as to the ultimate accountability of the independent auditor, resting with the Audit Committee and the Board of Directors.
  •
  Recommend to the Board of Directors the selection of the Company's independent auditor, considering independence and effectiveness, and approve the fees and other compensation to be paid to the Company's independent auditor. On an annual basis, the Audit Committee should receive from the selected independent auditor a written statement delineating all significant relationships (and related fees) the Company's independent auditor has with the Company to consider in the evaluation of the independent auditor's independence. The Audit Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for recommending that the Board of Directors take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.
  •
  Monitor the performance of the Company's independent auditor and approve any proposed discharge of the Company's independent auditor when circumstances warrant.
  •
  Periodically consult with the Company's independent auditor, outside of the presence of management, concerning the auditor's judgments about the quality, and not just the acceptability, of the Company's accounting principles as applied to its financial reporting, the Company's internal controls and the completeness and accuracy of the Company's financial statements.

    C. Financial Reporting Processes

  •
  In consultation with the Company's independent auditor, and the Company's internal auditors, monitor the integrity of the Company's financial reporting processes, both internal and external.
  •
  Review and discuss the scope of the annual audit plans for both the internal and independent auditors.
  •
  Consider the independent auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.
  •
  Consider and approve, if appropriate, major changes to the Company's accounting principles and practices, financial reporting process and system of internal controls, as suggested by the Company's independent auditor, management or the internal auditors.

2

    D. Process Analysis and Review

  •
  Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent auditor and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.
  •
  Following completion of the annual audit, review separately with each of management, the independent auditor and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
  •
  Review any significant disagreement among management and the independent auditor or the internal auditors in connection with the preparation of the financial statements.
  •
  Review with the Company's independent auditor, the internal auditors and management the extent to which significant changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

    E. Audit Committee Report

  •
  Include in the Company's annual proxy statement a report from the Audit Committee, stating whether:

        (1) the Audit Committee has reviewed and discussed the audited financial statements with management;

        (2) the Audit Committee has discussed with the independent auditor the matters required to be discussed by SAS 61, as may be modified or supplemented;

        (3) the Audit Committee has received the written disclosures and the letter from the independent auditor required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the auditor the auditor's independence; and

        (4) based on the review and discussions referred to in items (1) through (3) above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10 (17 CFR 249.310b) for the last fiscal year for filing with the Securities and Exchange Commission.

    F. Legal and Regulatory Compliance

  •
  Oversee the development, issuance, distribution and review of legal and regulatory compliance guidelines.
  •
  Monitor and review periodically the systems that management has established to implement the Company's compliance guidelines.
  •
  Oversee the development of processes for receiving and investigating reports of significant compliance violations.
  •
  Review, with Company counsel, legal compliance matters including corporate securities trading policies.

    G. Qualification

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty or responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles; these are the responsibilities of Company management and the independent auditor. Nor is it the duty or responsibility of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws or regulations.

3

EXHIBIT B

PROVELL, INC.
2001 STOCK OPTION PLAN

ARTICLE I
Description; Purposes; Effect on Other Plans

    1.1 Description of Plan. This is the Provell, Inc. 2001 Stock Option Plan (the "Plan"). This Plan will provide a means whereby designated employees, consultants and directors of the Company may purchase shares of Common Stock. It is intended that the options under this Plan will either qualify for treatment as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended and be designated "Incentive Stock Options" or not qualify for such treatment and be designated "Non-Qualified Options".

    1.2 Purposes of Plan. The purpose of the Plan is to provide incentives to non-employee directors, employees and consultants of the Company and/or any Subsidiary who contribute, or are expected to contribute, to the success of the Company and any such Subsidiary to provide a means of rewarding outstanding performance, and to enhance the interest of such employees in the Company's continued success and progress by providing them a proprietary interest in the Company. It is also intended that this Plan will enhance the Company's ability to maintain a competitive position in attracting and retaining qualified personnel necessary for the continued success and progress of the Company. In addition, the Plan provides for the grant of a specified stock option to non-employees directors of the Company when the director is initially elected a director of the Company.

    1.3 Effect of Plan Upon Other Option and Compensation Plans. Except as otherwise set forth herein, the adoption of this Plan shall not effect any other compensation or incentive plan in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary to (a) establish any other forms of incentive or compensation for employees of the Company or any Subsidiary or (b) grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

ARTICLE II
Definitions

    2.1 Certain terms used herein shall have the meaning stated below.

    "Board" or "Board of Directors" means the Board of Directors of the Company.

    "Change of Control" means the occurrence of any of the following: (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended, except that such term shall not include the Company or any of its Subsidiaries, any employee benefit plan of the Company or a Subsidiary, Mark A. Cohn or any entity which reports beneficial ownership of the Company's outstanding securities on Schedule 13G pursuant to Regulation 240.13d-1 promulgated under the Exchange Act) becomes a beneficial owner, directly or indirectly, of securities of the Company, excluding securities acquired directly from the Company, representing 35% of more of the voting power of all of the Company's then outstanding securities, (ii) a merger, consolidation or other reorganization of the Company is consummated and the shares of the Company's Common Stock held by shareholders of the Company immediately prior to the consummation of such transaction represent less than 50% of the voting power of the outstanding shares of the entity resulting from such transaction immediately after the consummation of such transaction, or (iii) all or substantially all of the assets or business of the Company are sold; provided however, notwithstanding anything contained herein to the contrary neither the distribution of the common stock of the Company's Subsidiary ClickShip Direct, Inc. owned by the

Company to the Company's shareholders or to other dispositions of ClickShip Direct, Inc. approved by the Board, nor the effects or results thereof upon the capitalization or organization of the Company, shall be deemed a "Change of Control".

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Committee" means the committee appointed by the Board to administer this Plan pursuant to Article VIII or, if no Committee is appointed, the Board.

    "Common Stock" means Class A Common Stock of the Company, par value $.01 per share.

    "Company" means Provell, Inc., a Minnesota corporation formerly known as Damark International, Inc.

    "Disability" means a physical or mental impairment of sufficient severity such that an Employee is permanently unable to continue his employment with the Company as determined by the Committee.

    "Employee" means any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan. To the extent not included in the foregoing and subject to the applicable provisions of the Code, "Employee" shall also mean any consultant (other than a director) of the Company, or any Subsidiary.

    "Fair Market Value" means the fair market value of the Company's Common Stock, as determined by the Committee on the basis of available prices for such Common Stock or in such other manner as the Committee, acting in good faith, deems appropriate.

    "Incentive Stock Option" means an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

    "Non-Employee Director" means a member of the Company's Board of Directors who has not been employed by the Company as an employee.

    "Non-Qualified Option" means an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

    "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

    "Option" means an Option to purchase Common Stock of the Company granted under the Plan, including a Director Option. "Options" include both Incentive Stock Options and Non-Qualified Options as well as the Director Options.

    "Optionee" means the holder of an Option granted under the Plan.

    "Plan" means this Provell, Inc. 2001 Stock Option Plan, as set forth herein and as from time to time amended.

    "Property" shall have the meaning ascribed to it in Section 6.5.

    "Sale Price" shall have the meaning ascribed to it in Section 6.5.

    "Secretary" shall mean the Secretary of the Company

    "Securities Act" or "1933 Act" means the Securities Act of 1933, as amended.

    "Subsidiary" means a subsidiary, as defined in Section 424(f) of the Code, with respect to the Company.

    "Termination of Employment" means the time when an Optionee ceases to be an Employee for any reason, with or without case, including, but not by way of limitation, by resignation, discharge, death or retirement but excluding terminations where there is a simultaneous reemployment by the Company or a

2

Subsidiary or any entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the Company. The Committee, in its absolute discretion, with respect to all Options hereunder, shall determine all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether particular leaves of absence constitute Terminations of Employment; provided however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment, if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said section.

ARTICLE III

Shareholder Approval;
Unexercised Options; Reservations of Shares

    3.1 Shareholder Approval. This Plan as approved by the Board of Directors on February 22, 2001, shall be subject to approval by the affirmative vote of the holders of a majority of the Company's Common Stock at a meeting of shareholders, which approval must be obtained no later than February 21, 2002, failing which this Plan shall terminate and be of no further force and effect and any and all Options granted hereunder shall terminate without exercise or any survival of any right of claims with respect thereto.

    3.2 Shares Reserved Under Plan. The shares of stock subject to Options shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall be 1,500,000 shares. Such number shall be adjusted for any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split of other similar transaction of the Company as provided in Section 10.3 hereof. The shares to be issued upon exercise of Options may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. Shares issued pursuant to this Plan shall be subject to all applicable provisions of the Articles of Incorporation and Bylaws of the Company in existence at the time of issuance of such shares and at all times thereafter.

    3.3 Unexercised Options. Upon the expiration or termination, in whole or in part, for any reason of an outstanding Option or any portion thereof which shall not have vested or shall not have been exercised in full or in the event that any Common Stock acquired pursuant to the Plan is reacquired by the Company (a) any such Common Stock which has not been purchased or (b) any Common Stock reacquired, as the case may be, shall again become available for the granting of additional Options under the Plan.

ARTICLE IV

Participation in Plan

    4.1 Eligibility to Receive Options. Options under this Plan may be granted only to Employees who are employed by the Company or a Subsidiary on the date the Option is granted or consultants to the Company or a Subsidiary who the Committee believes are in a position to make an important contribution to the success of the Company, all as determined by the Committee. The Non-Employee Directors are also eligible to receive options under the Plan upon his or her initial election to the Company's Board of Directors as provided in Section 5.5.

    4.2 Participation Not Guarantee of Employment. Nothing in this Plan or in the instrument evidencing the grant of an Option shall in any manner be construed to limit in any way the right of the Company or a Subsidiary to terminate an Employee's employment at any time without regard to the effect of such termination on any rights such Employee would otherwise have under this Plan, or give any right to such an Employee to remain employed by the Company or a Subsidiary in any particular position or at any particular rate of compensation.

3

ARTICLE V

Granting of Options

    5.1 Granting of Options. Subject to the provisions hereof, the Committee shall, from time to time, in its absolute discretion:

      (a) Determine which Employees are in a position to make an important contribution to the success of the Company (including those to whom Options have been previously granted under the Plan or any other plan of the Company) and which of them in the opinion of the Committee should be granted Options;

      (b) Determine the number of shares to be subject to such Options granted to such selected Employees and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

      (c) Determine the terms and conditions of such Options, consistent with the Plan.

In selecting Employees to whom Options shall be granted hereunder, the number of shares to be subject to such Options and the terms and conditions of such Options, the Committee shall have sole and absolute discretion and shall be free to make nonuniform and selective determinations based upon such factors as it deems relevant.

    5.2 Conditions to Grant. Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions in the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion, and on such terms as it deems appropriate, require as a condition of the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised options which have been previously granted to the Employee. An Option, the grant of which is conditioned upon such surrender, may have an option price lower or higher than the option price of the surrendered option, may cover the same or a lesser or a greater number of shares of Common Stock as the surrendered option, may contain such other terms and conditions as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period of any other term of condition of the surrendered option.

    5.3 Expiration of Granting Powers. All Options under this Plan shall be granted within ten (10) years of February 22, 2001, the date on which this Plan was adopted by the Board of Directors.

    5.4 Annual Per Employee Limitation. The number of shares of Common Stock subject to all Options granted to any Employee during any calendar year shall not exceed 300,000 shares.

    5.5 Automatic Grant to Non-Employee Director. Upon the election of a Non-Employee Director to the Company's Board of Directors, there shall be granted to such Non-Employee Director a Non-Qualified Option to purchase 50,000 shares of Common Stock at an exercise price equal to the Fair Market Value per share of the Common Stock on the date of such election (the "Director Option"). One third of the number of shares of each Director Option shall vest for each year of service as a Non-Employee Director, including service on the Board of Directors prior to the grant of the Director Option. The Director Option to the extent vested at the time the Non-Employee Director's service on the Board of Directors has ceased for any reason shall expire on the earlier of ten years after the grant of the Director Option or three years after the Non-Employee Director's service on the Board of Directors has ceased for any reason. Vesting of the Director option shall accelerate upon a Change of Control or the death or disability of the Non-Employee Director. Each Non-Employee Director shall be eligible for only one Director Option. The aggregate number of shares of Common Stock that can be subject to Director Options granted pursuant to this Section 5.5 shall not exceed 500,000 shares of the shares reserved for issuance under the Plan pursuant to Section 3.2; provided that any shares of Common Stock subject to any Director Option that expires unexercised shall become available for additional Director Options under the Plan.

4

    5.6 Surrender and Cancellation of Option and Replacement of Option Prohibited. Notwithstanding anything contained in the Plan, the Committee shall not accept a surrender and cancellation of any Option granted under the Plan and grant a replacement Option under the Plan.

ARTICLE VI

Term of Options

    6.1 Option Agreement. Each Option shall be evidenced by a written stock option agreement which shall be executed by the Optionee and an authorized Officer of the Company and shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, which terms and conditions need not be the same for all Options. Stock option agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Option as "incentive stock options" under Section 422 of the Code. To the extent appropriate to avoid a "modification" or other event described in Section 425(h) of the Code, an Optionee's rights under an Incentive Stock Option shall be set forth in the option agreement for such Option entered into at the date of the grant so as to preclude any requirement that further Committee consent be given after the date of the grant.

    6.2 Option Price. The price of the shares subject to each Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value per share of such Common Stock on the date such Option is granted for Incentive Stock Options and 85% of the Fair Market Value per share of such Common Stock on the date the Option is granted for Non-Qualified Options; provided however, that, in the case of an Incentive Stock Option to be granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the purchase price per share shall not be less than 110% of the Fair Market Value per share of such Common Stock on the date the Option is granted. The purchase price may be subject to adjustment in accordance with the provisions of Section 10.3 hereof.

    6.3 Commencement of Exercisability.

      (a) No Option shall vest or be exercisable in whole or in part until shareholder approval of the Plan has been obtained as contemplated by Section 3.1 hereof.

      (b) No Option may be exercised in whole or in part during the six months after such Option is granted, except as otherwise set forth herein.

      (c) Each Option granted hereunder shall be subject to such vesting schedule (which may be cumulative or non-cumulative), conditions, restrictions and other provisions as the Committee shall, in its sole and absolute discretion, deem necessary or appropriate, which determinations may be non-uniform and selective and based upon such factors as it deems relevant in its sole and absolute discretion, except the Director Options shall have the terms set forth in Section 5.5.

      (d) Upon approval of the Plan by the shareholders of the Company as contemplated by Section 3.1, the Committee shall have the right to accelerate the vesting of any outstanding Option, or any portion thereof, at any time and from time to time, and upon such terms and conditions as it shall determine in its sole discretion, except the Director Options shall have the terms set forth in Section 5.5.

      (e) Notwithstanding any other provision of this Plan, to the extent that the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the shares of the Company's stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable by any Optionee for the first time by such Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary) exceeds $100,000, such Options shall be an Incentive Stock Option only to the extent permitted hereby and under the Code and the balance thereof shall be treated as Non-Qualified Options for purposes of

5

  this Plan and the Code notwithstanding an earlier designation thereof. For purposes of this Section, Options shall be taken into account in the order in which they were granted.

      (f)  Notwithstanding the provisions of paragraph (b) above, the Committee shall have the right to issue Options hereunder which are immediately exercisable on the date of grant, except the Director Options shall have the terms set forth in Section 5.5; provided, however, that in such event, the shares of Common Stock to be issued thereunder shall be subject to such restrictions on transfer and forfeiture, if any, as the Committee shall, in its sole discretion, deem appropriate, which determinations may be non-uniform and selective and based upon such factors as it deems appropriate in its sole discretion.

    6.4 Acceleration of Vesting and Exercisability.

      (a) Options granted under the Plan shall vest and become immediately exercisable upon Termination of Employment of Optionee with the Company or any Subsidiary as a result of: (i) the Optionee's normal retirement date pursuant to the retirement plan of the Company or its Subsidiary applicable to the Optionee; or (ii) the Optionee's death or disability; provided however, notwithstanding the provisions of this Section 6.4(a), no Option granted under the Plan shall vest or become exercisable until approval of the Plan by the shareholders of the Company as contemplated in Section 3.1 hereof. Termination of Employment of an Optionee with the Company for any reason other than Termination of Employment as a result of those matters specified in the immediately preceding sentence of this Section 6.4(a) shall not result in or cause vesting or exercisability of Options held by such Optionee.

      (b) Immediately prior to a Change of Control, but subject to the provisions of Section 6.5 hereof, all Options granted under this Plan shall vest and become exercisable at the time of a Change of Control provided that the Optionee is employed by the Company at such time; provided however, notwithstanding the provisions of this Section 6.4(b), no Option shall vest or become exercisable until approval of the Plan by the shareholders of the Company as contemplated by Section 3.1 hereof.

      (c) Subject only to the provisions of Section 6.3(a) hereof and notwithstanding any other provisions hereof or any other provision contained in any stock option agreement, the Committee, in its sole discretion, may accelerate the vesting and exercisability of all or any portion of any Option then outstanding. The decision by the Committee to accelerate an Option or to decline to accelerate an Option shall be final. In the event of the acceleration of the exercisability of the Options as a result of a decision by the Committee pursuant hereto, each outstanding Option so accelerated shall be exercisable for a period from and after the date of such acceleration and upon such other terms and conditions as the Committee may determine in its sole discretion. Any outstanding Option which has not been exercised by the Optionee at the end of the period set for exercisability by the Committee pursuant to hereto shall terminate automatically at such time.

      (d) If the vesting of an Option has been accelerated in anticipation of an event and the Committee later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised and otherwise unvested Options.

    6.5 Termination of Options Upon Change of Control. At the option of the Company upon the occurrence of any Change of Control, the Plan and each Option shall terminate upon the Committee giving notice thereof to all Optionees. In such event, each Optionee shall have the right, exercisable by giving notice within twenty (20) days of the receipt of notice of termination from the Committee, to receive in exchange for Options held by the Optionee that were vested on the effective date of the Change of Control or which were vested as of the effective date as a result of such Change of Control: (i) a cash payment equal to the consideration per share of Common Stock received in such Change of Control transaction (the "Sale Price") less the exercise price of such Option and/or (ii) in the case of a transaction where the stockholders of the Company receive or have the opportunity to receive securities in another corporation, partnership or limited liability company and/or other property in exchange for their capital

6

stock of the Company ("Property"), Property with a value equal to the sale price less the exercise price of the Option, it being understood in each case, if the exercise price of an Option is greater than the Sale Price then the Option shall be cancelled with no right to consideration therefor. The determination as to whether an Optionee shall receive cash, Property or a combination thereof shall be made by the Committee in its sole discretion.

    6.6 Expiration of Options. No Option may be exercised to any extent by anyone after the first to occur of the following events:

      (a) The expiration of ten (10) years from the date the Option was granted;

      (b) With respect to an Incentive Stock Option, in the case of an Optionee owning (within the meaning of Section 424(d) of the Code) at the time the Incentive Stock Option was granted, more that ten percent (10%) of the total combined voting power of all class of stock of the Company or any Subsidiary, the expiration of five (5) years from the date the Incentive Stock Option was granted;

      (c) The expiration of 90 days after the Optionee's Termination of Employment with the Company for any reason other than by Optionee's death or disability, unless the Committee otherwise elects to permit the exercise of such Option for a period of time thereafter; provided however (i) such period of time shall end no later than ten (10) years from the date the Option was granted; (ii) with respect to Incentive Stock Options, if such period of time exceeds 90 days from such Termination of Employment, such Option shall be treated as a Non-Qualified Option; and (iii) the Committee may make such elections in such manner as it deems appropriate which may be nonuniform and selective and based upon such factors as it deems relevant;

      (d) With respect to an Option held by an Optionee who is Disabled at the time of Termination of Employment, the expiration of one year from the date of the Optionee's Termination of Employment;

      (e) The expiration of one year from the date of Termination of Employment by reason of the Optionee's death unless the Committee otherwise elects to permit the exercise of such Option for a period of time thereafter; provided however (i) such period of time shall end no later than ten (10) years from the date the Option was granted; (ii) with respect to Incentive Stock Options, if such period of time exceeds one year from the Termination of Employment by reason of the Optionee's death,, such Option shall be treated as a Non-Qualified Option; and (iii) the Committee may make such elections in such manner as it deems appropriate which may be nonuniform and selective and based upon such factors as it deems relevant.

    6.7 Consideration. In consideration of the granting of an Option, the Committee may, in its discretion, require that the Optionee shall agree to remain in the employ of the Company or Subsidiary for a period of one or more years after the Option is granted.

    6.8 Director Options. The Director Options shall have the terms set forth in Section 5.5 above.

ARTICLE VII

Exercise Of Options

    7.1 Person Eligible to Exercise. During the lifetime of an Optionee, only the Optionee may exercise an Option (or any portion thereof) granted to the Optionee. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable stock option agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of any Option, in whole or in part, and the exercise thereof by any transferee thereof.

    7.2 Partial Exercise. At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable stock option agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that

7

the Company shall not be required to issue fractional shares and the Committee may require any partial exercise to be with respect to a specified minimum number of shares.

    7.3 Manner of Exercise. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable stock option agreement:

      (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof then being exercised, stating that such Option or portion is exercised, with such notice complying with all applicable rules established by the Committee; and

      (b) Full payment for the shares with respect to which such Option or portion thereof is thereby being exercised which payment may be as follows:

         (i) By cash or certified check equal to the aggregate option price of the shares with respect to which such Option or portion thereof is being exercised; or

        (ii) With the consent of the Committee, by (A) shares of the Company's Common Stock owned and held by the Optionee for at least six months duly endorsed for transfer to the Company or (B) subject to the requirements of Section 7.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option; in each case, with a fair market value on the date of exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

        (iii) With the consent of the Committee, a promissory note duly executed and delivered by the Optionee in the full amount of the aggregate Option price of the shares with respect to which such Option or portion thereof is thereby exercised, or any portion thereof, in each case upon such terms and conditions (including without limitation, terms regarding rates of interest, payment schedule, collateral or other security) as the Committee may establish in its sole and absolute discretion; or

        (iv) With the consent of the Committee, by delivery to the Committee of irrevocable instructions to the Optionee's broker, which instructions and broker shall be satisfactory to the Committee, to promptly deliver to the Company the aggregate purchase price for the shares with respect to which such Option is being exercised from the sale proceeds for such shares or the loan proceeds from such shares or any other securities which the Optionee may have in his account with such broker, and the Company will deliver shares issuable upon exercise of the Option directly to such broker in accordance with such procedures as the Committee may establish;

        (v) With the consent of the Committee, any combination of the forms of consideration provided in the foregoing subsections;

      (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; provided, that, with the consent of the Committee, any combination of the forms of consideration described in clauses (i) through (v) of subsection (b) hereof may be used to make all or part of such payment;

      (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

      (e) In the event that the Option or portion thereof then being exercised shall be exercised pursuant to Section 7.1 by any person or persons other than the Optionee, appropriate proof, as

8

  determined in the Committee's sole discretion, of the right of such person or persons to exercise he Option or portion thereof.

    7.4 Certain Requirements. The Committee may, in its sole discretion, limit or restrict the use of Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to satisfy the Option price or the tax withholding consequences of such exercise (i) to such periods following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and/or to such other periods as the Committee shall, in its sole discretion, deem appropriate, (ii) to its receipt of an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Committee) made at least six months (or such other period as the Committee may determine) prior to the payment of such Option price or withholding taxes or (iii) in accordance with such other rules and regulations as the Committee may determine to be necessary or appropriate from time to time.

    7.5 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to the fulfillment of all of the following conditions or the waiver thereof by the Committee as determined in its sole discretion:

      (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

      (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

      (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

      (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

      (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

    7.6 Rights as Shareholders. The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders and except as otherwise permitted in Section 10.3 hereof, no adjustments shall be made for dividends (ordinary or extraordinary whether in cash, securities or other Property or distributions or other rights) in respect of such shares for the record date is prior to the date with respect to shares to be issued upon exercise of Options for which the record date is prior to the date on which such Optionee shall have become the holder of record of such shares.

    7.7 Transfer Restrictions. If required at any time by the Committee, no shares acquired upon exercise of any Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from(but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restrictions shall be set forth in the respective stock option agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the

9

date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

    7.8 Dissolution and Liquidation. If at any time after an Option has become exercisable and prior to its exercise and expiration, a voluntary dissolution, liquidation (other than a liquidation into another corporation which agrees to continue this Plan) or winding up of the affairs of the Company shall be proposed, the Company shall cause notice in writing to be mailed to each person holding an Option under this Plan, which notice shall be mailed not less than twenty days prior to the closing of the transfer books of the Company or the record date for determination of the holders of Common Stock of the Company entitled to participate in such dissolution, liquidation or winding up, as the case may be, to the end that during such notice period the holder of any Option, to the extent that the same is then exercisable by such holder, subject to the terms of this Article VII, may purchase Common Stock in accordance with the terms of the Option and be entitled, in respect of the number of shares so purchased, to all the rights of the other holders of Common Stock of the Company with respect to such proposed dissolution, liquidation or winding up of the affairs of the Company. Each Option at the time outstanding and all rights thereunder shall terminate at the close of business on the twentieth day after mailing of such notice to the holder of such Option or on the record date for determination of holders of Common Stock entitled to participate in such dissolution, liquidation or winding up, whichever date is later. The voluntary dissolution, liquidation or winding up of the affairs of the Company shall not cause any Option to vest or otherwise accelerate the exercisability thereof is such Option was not otherwise vested or exercisable.

    7.9 Stock Option Agreements. In the event that an Optionee exercises Options, such Optionee shall comply with all requirements set forth in the stock option agreement for such Options in connection with the purchase of shares of Common Stock under this Plan.

ARTICLE VIII

Administration and Authorization

    8.1 Committee. Except as otherwise provided herein, the Plan shall be administered by the Committee. Any action of the Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members. To the extent possible and advisable, the Committee may be constituted so as to permit this Plan to comply with Rule 16b-3 promulgated under Section 16 of the Exchange Act and Section 162(m) of the Code.

    8.2 Interpretation; Powers of Committee. Subject to the express provisions of this Plan and any express limitations on the delegated authority, the Committee is authorized and empowered to administer the Plan and to: (i) determine the dates upon which Options shall be granted, the exercise price of the Options, the number of shares subject to the Options and to specify the other terms and conditions thereof in a manner consistent with this Plan, which terms and conditions may be non-uniform and selective as to the various Options granted and based upon such factors as the Committee deems relevant in its sole and absolute discretion; (ii) interpret the Plan; (iii) grant Options; (iv) determine eligibility and the particular Optionees; (v) determine Fair Market Value; (vi) accelerate the time during which an Option may be exercised in accordance with the provisions hereof and to otherwise accelerate the time during which an Option may be exercised in accordance with the terms hereof, in each case notwithstanding the provisions in any applicable stock option agreement; (vii) reissue the Plan and related benefits hereunder as a direct plan of a Subsidiary or Subsidiaries, converting the Options and Shares issued under this Plan to Options and shares of such Subsidiary or Subsidiaries, as the case may be; (viii) prescribe, amend and rescind rules relating to the Plan; (ix) authorize any persons to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (x) determine the rights and obligations of Optionees under the Plan; and (xi) make all other determinations deemed necessary or advisable for the administration of the Plan.

10

    8.3 Binding Determinations. Any action taken by, or inaction of, the Company, the Board or the Committee relating or pursuant to this Plan will be within the sole discretion of that entity or body and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Committee may act in its sole discretion in matters within their authority related to this Plan.

    8.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee may obtain and may rely upon the advise of experts, including employees of and professional advisors to the Company.

    8.5 Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

    8.6 No Liability. No director, officer or agent of the Company (including, without limitation, members of the Committee) will be liable for any action, omission or decision under this Plan taken, made or omitted in good faith.

ARTICLE IX

Amendment and Termination of Plan

    9.1 Amendment of Plan.

      (a) Generally. The Plan may be amended at any time and from time to time by the Board of Directors of the Company but no amendment which (i) increases the aggregate number of shares of Common Stock which may be issued and sold under this Plan other than adjustments pursuant to Section 10.3, (ii) decreases the minimum Option price provided in this Plan, (iii) extends the period during which Options may be granted under this Plan, (vi) changes the class of Employees eligible to receive Options, or (v) modifies Section 5.6 of this Plan, shall be effective unless and until the same is approved by the affirmative vote, in person or by proxy, of the holders of a majority of the shares of Common Stock of the Company present and entitled to vote at a meeting held to take such action at which a quorum is present. No amendment of this Plan may terminate such an Option of an Optionee or materially and adversely affect such Optionee's rights thereunder without the consent of such Optionee; provided however, nothing contained herein shall limit or restrict the right to terminate this Plan in accordance with its terms or the provisions of Sections 3.1 and 3.2 hereof, notwithstanding any material and adverse effect on the rights of Optionees hereunder.

      (b) Amendments Relating to Incentive Stock Options. To the extent applicable, this Plan is intended to permit the issuance of Incentive Stock Options in accordance with the provisions of Section 422A of the Code. The Plan may be modified or amended at any time, both prospectively and retroactively, and in such manner as to affect Incentive Stock Options previously granted, if such amendment or modification is necessary for this Plan and the Incentive Stock Options granted hereunder to qualify under said provisions of the Code.

    9.2 Termination. The Board of Directors of the Company may at any time terminate this Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, this Plan shall terminate on the tenth anniversary of the effective date of the Plan. No Options may be granted after this Plan has terminated. After this Plan shall terminate, the function of the Committee will be limited to supervising the administration of Options previously granted.

ARTICLE X

Miscellaneous Provisions

    10.1 Restrictions upon Resale of Unregistered Stock. Without limiting any other provisions hereof, if the shares of Common Stock that have been transferred to an Optionee pursuant to the terms of this Plan are not registered under the 1933 Act, pursuant to an effective registration statement, such Optionee, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any shares of

11

Common Stock acquired by such Optionee pursuant to this Plan will not be sold except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act and (ii) that such Optionee is acquiring such shares of Common Stock for such Optionee's own account and not with a view to the distribution thereof.

    10.2 Reclassification of Incentive Stock Options. Notwithstanding anything contained herein to the contrary, to the extent any Option which is intended to qualify as an Incentive Stock Option cannot so qualify, such Option, to that extent, shall be deemed to be a Non-Qualified Option under the Code for all purposes of the Plan.

    10.3 Adjustments. Subject to the provisions of Section 6.5 hereof, if the outstanding shares of Common Stock are changed into, or exchanged for, a different number or kind of shares or securities of the Company through any capital reorganization or reclassification, or if the number of outstanding shares has changed through a stock dividend, stock split, reverse stock split of other similar transaction of the Company (or any other transaction described in Section 424(a) of the Code) or if any other event shall occur which shall increase or decrease the amount of capital stock outstanding, an appropriate adjustment may be made by the Committee in the number, kind and/or exercise price of Common Stock as to which Options have been granted under the Plan. A corresponding adjustment may likewise be made in the number and kind and/or exercise price of shares with respect to which unvested Options have theretofore been granted. Any such adjustment in an outstanding Option, however, shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option. In making such adjustment, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of counsel and accountants to the Company and the good faith determination of the Committee shall be final, conclusive and binding. No fractional shares of stock shall be issued or issuable under the Plan on account of any such adjustments.

    10.4 Withholding of Taxes. Without limiting any other provision hereof, each Optionee who exercises an Option to purchase Common Stock shall, prior to the issuance of any shares, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any taxes of any kind required by law to be withheld with respect to the transfer to such Optionee of such shares of Common Stock and/or amounts upon exercise of such Option.

    10.5 Use of Proceeds. The proceeds from the sale of Common Stock pursuant to Options granted under this Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

    10.6 Other Grants. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are or are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation as the result of which it becomes a Subsidiary of the Company. The terms and conditions of the substituted Options so granted may vary from the terms and conditions set forth herein to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the substituted stock incentives.

    10.7 Other Benefits. Nothing contained herein shall prevent the Company from establishing other incentive plans in which Employees under the Plan may also participate. No award under this Plan shall be considered as salary, compensation or bonus in calculating the amount of any payment under any pension, retirement or other employee benefit plan for which the recipient is eligible unless any such insurance, pension, retirement or other employee benefit plan expressly provides that awards under this Plan shall be considered as compensation under such plan and specifies the manner in which such awards are to be so considered

12

COMPANY #

CONTROL #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (ET) on May 25, 2001.
  •
  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
  •
  Follow the simple instructions the Voice provides you.

VOTE BY INTERNET — http://www.eproxyvote.com/prvl/ — QUICK *** EASY *** IMMEDIATE

  •
  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (CT) on May 25, 2001.
  •
  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

   Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Provell, c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

Provell, Inc.

1.	Election of Directors
     01 Stephen J. Hemsley as director for 1 year term ending in year 2002
     02 Derek R. Reisfield as a director for a 2 year term ending in year 2003
     03 Ralph Strangis as director for a 3 year term ending in year 2004
	04 Marvin S. Traub as director for a 3 year term ending in year 2004	/ / Vote FOR all nominees (except as marked)	/ / Vote Withheld from all nominees

Instructions: To withhold authority to vote for any indicated nominee, write the number of the nominee in the box provided to the right

\*/ Please fold here \*/
2.	Approval of the Provell, Inc. 2001 Stock Option Plan.	/ / For	/ / Against	/ / Abstain
3.

	Approval of the issuance of our 10% Senior Convertible Notes due February 4, 2002, our Series E Preferred Stock issuable upon conversion of the Senior Convertible Notes and the shares of our Class A Common Stock issuable upon the conversion of the Senior Convertible Notes or the Series E Preferred Stock.	/ / For	/ / Against	/ / Abstain
4.
	Approval of the issuance of the shares of our Class A Common Stock issuable upon the conversion of Series D Preferred Stock at the conversion price as adjusted for the issuance of the Senior Convertible Notes or any subsequent adjustment to the conversion price in accordance with the provisions of the Series D Preferred Stock.	/ / For	/ / Against	/ / Abstain
5.
	Approval of amendments to our restated articles of incorporation to increase the authorized number of shares of Preferred Stock to 10,000,000 shares and the authorized number of Common Stock to 75,000,000 shares and to change the number of directors on our board of director to not less than three and no more than nine directors.	/ / For	/ / Against	/ / Abstain
6.	Ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001	/ / For	/ / Against	/ / Abstain
7.	Transaction of any other business, if any, as may properly come before the meeting or any adjournments thereof.	/ / For	/ / Against	/ / Abstain
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL
Address Change? Mark Box / /		Dated: , 2001
Indicate changes below:

(Please sign exactly as name appears hereon. Joint owners should each sign.) Where applicable, indicate official position or representative capacity. Please vote, date, sign and mail promptly this proxy in the enclosed envelope. When there is more than one owner, each should sign. When signing as attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the full corporation name should be given, and this proxy should be signed by a duly authorized officer, showing his or her title.

PROVELL, INC.

ANNUAL MEETING OF SHAREHOLDERS
Tuesday, May 29, 2001

2:00 p.m.

MARRIOTT SOUTHWEST
5801 Opus Parkway
Minnetonka, Minnesota 55428

  PROVELL, INC.
  301 Carlson Parkway, Suite 201
  Minneapolis, Minnesota 55428

proxy

This Proxy is solicited by the Board of Directors for the Annual Meeting of Shareholders on May 29, 2001.

The undersigned, hereby appoints George S. Richards and Kim M. Mageau, or either of them, as proxies, each with full power of substitution, to represent and to vote, as designated below, all the undersigned's shares of Common Stock of Provell, Inc., which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, May 29, 2001 at 2:00 p.m., and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted "FOR" proposals 1 through 7.

PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

QuickLinks

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Proposal No. 1 ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION AND OTHER INFORMATION
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPARATIVE STOCK PERFORMANCE
Proposal No. 2 APPROVAL OF PROVELL, INC. 2001 STOCK OPTION PLAN
Proposal No. 3 APPROVAL OF ISSUANCE OF 10% SENIOR CONVERTIBLE NOTES DUE FEBRUARY 4, 2002, SERIES E PREFERRED STOCK AND COMMON STOCK UPON CONVERSION OR REDEMPTION OF SENIOR CONVERTIBLE NOTES AND SERIES E PREFERRED STOCK
Proposal No. 4 APPROVAL OF ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES D PREFERRED STOCK AT THE CONVERSION PRICE AS ADJUSTED FOR THE ISSUANCE OF THE 10% SENIOR CONVERTIBLE NOTES OR ANY SUBSEQUENT ADJUSTMENT TO THE CONVERION PRICE IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES D PREFERRED STOCK
Proposal No. 5 AMENDMENT TO RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK TO 10,000,000 SHARES AND THE AUTHORIZED NUMBER OF SHARES OF CLASS A COMMON STOCK TO 75,000,000 SHARES AND TO CHANGE THE NUMBER OF DIRECTORS ON THE BOARD OF DIRECTORS TO NOT LESS THAN THREE AND NOT MORE THAN NINE
Proposal No. 6 APPOINTMENT OF INDEPENDENT AUDITORS
SUBMISSION OF SHAREHOLDER PROPOSALS
OTHER MATTERS
ARTICLE II Definitions
ARTICLE III Shareholder Approval; Unexercised Options; Reservations of Shares
ARTICLE IV Participation in Plan
ARTICLE V Granting of Options
ARTICLE VI Term of Options
ARTICLE VII Exercise Of Options
ARTICLE VIII Administration and Authorization
ARTICLE IX Amendment and Termination of Plan
ARTICLE X Miscellaneous Provisions
If you vote by Phone or Internet, please do not mail your Proxy Card
Provell, Inc.